WAREHOUSING CREDIT AGREEMENT

                                      AMONG

                          PLM EQUIPMENT GROWTH FUND VI
                     PLM EQUIPMENT GROWTH & INCOME FUND VII
               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                                  ACQUISUB, LLC
                          PLM FINANCIAL SERVICES, INC.

                                       AND

                           THE LENDERS LISTED HEREIN,

                                       AND

                                 IMPERIAL BANK,
                                    as Agent







                                 April 13, 2001


                                               WAREHOUSING CREDIT AGREEMENT

                                                    TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.        DEFINITIONS.....................................................................................1

         1.1      Defined Terms...................................................................................1

         1.2      Accounting Terms...............................................................................19

         1.3      Other Terms....................................................................................20

         1.4      Schedules And Exhibits.........................................................................20

SECTION 2.        AMOUNT AND TERMS OF CREDIT.....................................................................20

         2.1      Commitment To Lend.............................................................................20

                  2.1.1    Revolving Facility....................................................................20

                           (a)      Facility Commitments.........................................................20

                           (b)      Each Loan....................................................................21

                           (c)      Fees.........................................................................22

                  2.1.2    Funding...............................................................................22

                  2.1.3    Utilization Of The Loans..............................................................23

         2.2      Repayment And Prepayment; Reduction or Termination of Commitments..............................23

                  2.2.1    Repayment.............................................................................23

                  2.2.2    Voluntary Prepayment..................................................................23

                  2.2.3    Mandatory Prepayments.................................................................23

                  2.2.4    Termination of Commitments............................................................24

         2.3      Calculation Of Fees and Interest; Post-Maturity Interest.......................................24

         2.4      Manner Of Payments.............................................................................24

         2.5      Payment On Non-Business Days...................................................................24

         2.6      Application Of Payments........................................................................25

         2.7      Procedure For The Borrowing Of Loans...........................................................25

                  2.7.1    Notice Of Borrowing...................................................................25

                  2.7.2    Unavailability Of LIBOR Loans.........................................................25

         2.8      Conversion And Continuation Elections..........................................................25

                  2.8.1    Election..............................................................................25

                  2.8.2    Notice Of Conversion..................................................................26

                  2.8.3    Interest Period.......................................................................26

                  2.8.4    Unavailability Of LIBOR Loans.........................................................26



         2.9      Discretion Of Lenders As To Manner Of Funding..................................................26

         2.10     Distribution Of Payments.......................................................................27

         2.12     Agent's Right To Assume Payments Will Be Made By Borrower......................................27

         2.13     Capital Requirements...........................................................................27

         2.14     Taxes..........................................................................................28

                  2.14.1   No Deductions.........................................................................28

                  2.14.2   Miscellaneous Taxes...................................................................28

                  2.14.3   Indemnity.............................................................................28

                  2.14.4   Required Deductions...................................................................28

                  2.14.5   Evidence of Payment...................................................................29

                  2.14.6   Foreign Persons.......................................................................29

                  2.14.7   Income Taxes..........................................................................30

                  2.14.8   Reimbursement Of Costs................................................................30

                  2.14.9   Jurisdiction..........................................................................30

         2.15     Illegality.....................................................................................30

                  2.15.1   LIBOR Loans...........................................................................30

                  2.15.2   Prepayment............................................................................31

                  2.15.3   Base Rate Borrowing...................................................................31

         2.16     Increased Costs................................................................................31

         2.17     Inability To Determine Rates...................................................................31

         2.18     Prepayment Of LIBOR Loans......................................................................31

SECTION 3.        CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT
                   AND THE MAKING OF LOANS.......................................................................32

         3.1      Conditions to Effectiveness of This Agreement..................................................32

                  3.1.1    Partnership, Company And Corporate Documents..........................................32

                  3.1.2    Notes.................................................................................32

                  3.1.3    Opinion Of Counsel....................................................................32

                  3.1.4    Guaranty..............................................................................33

                  3.1.5    Subordination Agreements..............................................................33

                  3.1.7    PLMI Letter...........................................................................33

                  3.1.8    Bringdown Certificate.................................................................33

                  3.1.9    Material Adverse Effect...............................................................33

                  3.1.10   Other Documents.......................................................................33

                  3.2.1    UCC Termination Statements............................................................33

                  3.2.2    Security Documents (Acquisub).........................................................33

                  3.2.3    Security Documents (PLMI).............................................................34

                  3.2.4    Lockbox Agreement.....................................................................34

                  3.3.1    Notice Of Borrowing, Borrowing Base Certificate, etc..................................34

                  3.3.2    Invoices..............................................................................35

                  3.3.3    Title to Equipment....................................................................35

                  3.3.4    Approval of Loan......................................................................35

                  3.3.5    Leases................................................................................35

                  3.3.6    No Event Of Default...................................................................35

                  3.3.7    Officer's Certificate.................................................................35

                  3.3.8    Officer's Certificate - Leases........................................................36

                  3.3.9    Insurance.............................................................................36

                  3.3.10   Other Instruments.....................................................................36

                  3.4.1    Financing Statements, etc.............................................................37

                  3.5.1    Security Agreement (EGF VI)...........................................................37

                  3.5.2    Security Agreement Supplement (EGF VI)................................................37

                  3.5.3    Financing Statements, etc.............................................................37



                  3.6.1    Security Agreement (Income Fund I)....................................................38

                  3.6.2    Security Agreement Supplement (Income Fund I).........................................38

                  3.6.3    Financing Statements, etc.............................................................38

                  3.6.4    Keyport Consent.......................................................................38

         3.7      Further Conditions To All Loans................................................................39

                  3.7.1    General Partner Or Manager............................................................39

                  3.7.2    Removal Of General Partner Or Manager.................................................39

                  3.7.3    Purchaser.............................................................................39

SECTION 4.        BORROWERS' AND FSI'S REPRESENTATIONS AND WARRANTIES............................................39

         4.1      General Representations And Warranties.........................................................39

                  4.1.1    Existence And Power...................................................................39

                  4.1.2    Loan Documents And Notes Authorized; Binding Obligations..............................39

                  4.1.3    No Conflict; Legal Compliance.........................................................40

                  4.1.4    Financial Condition...................................................................40

                  4.1.5    Executive Offices.....................................................................40

                  4.1.6    Litigation............................................................................41

                  4.1.7    Material Contracts....................................................................41

                  4.1.8    Consents And Approvals................................................................41

                  4.1.9    Other Agreements......................................................................41

                  4.1.10   Employment And Labor Agreements.......................................................41

                  4.1.11   ERISA.................................................................................42

                  4.1.12   Labor Matters.........................................................................42

                  4.1.13   Margin Regulations....................................................................42

                  4.1.14   Taxes.................................................................................42

                  4.1.15   Environmental Quality.................................................................43

                  4.1.16   Trademarks, Patents, Copyrights, Franchises And Licenses..............................43

                  4.1.17   Full Disclosure.......................................................................43

                  4.1.18   Other Regulations.....................................................................43

                  4.1.19   Solvency..............................................................................44

                  4.2.1    Power And Authority...................................................................44

                  4.2.2    No Conflict...........................................................................44

                  4.2.3    Consents And Approvals................................................................44

         4.3      Survival Of Representations And Warranties.....................................................44

SECTION 5.        BORROWERS' AND FSI'S AFFIRMATIVE COVENANTS.....................................................44

         5.1      Records And Reports............................................................................45

                  5.1.1    Quarterly Statements..................................................................45

                  5.1.2    Annual Statements.....................................................................45

                  5.1.3    Borrowing Base Certificate............................................................45

                  5.1.4    Compliance Certificate................................................................46

                  5.1.5    Reports...............................................................................46

                  5.1.6    Insurance Reports.....................................................................46



                  5.1.7    Certificate Of Responsible Officer....................................................46

                  5.1.8    Employee Benefit Plans................................................................46

                  5.1.9    ERISA Notices.........................................................................47

                  5.1.10   Pension Plans.........................................................................47

                  5.1.11   SEC Reports...........................................................................47

                  5.1.12   Tax Returns...........................................................................47

                  5.1.13   Additional Information................................................................47

         5.2      Existence; Compliance With Law.................................................................47

         5.3      Insurance......................................................................................48



         5.4      Taxes And Other Liabilities....................................................................48

         5.5      Inspection Rights; Assistance..................................................................48

         5.6      Maintenance Of Facilities; Modifications; Performance of Leases................................49

                  5.6.1    Maintenance Of Facilities.............................................................49

                  5.6.2    Certain Modifications To The Equipment................................................49

                  5.6.3    Performance of Leases.................................................................49

         5.7      Supplemental Disclosure........................................................................49

         5.8      Further Assurances.............................................................................49

         5.9      Lockbox........................................................................................50

         5.10     Environmental Laws.............................................................................50

         5.11     Equipment Purchase Agreement...................................................................50

         5.12     Operating Relationship.........................................................................50

SECTION 6.        BORROWER'S AND FSI'S NEGATIVE COVENANTS........................................................51

         6.1      Liens; Negative Pledges; And Encumbrances......................................................51

         6.2      Acquisitions...................................................................................51

         6.3      Limitations On Indebtedness....................................................................52

         6.4      Use Of Proceeds................................................................................52

         6.5      Disposition Of Assets..........................................................................52

         6.6      Restriction On Fundamental Changes.............................................................53

         6.7      Transactions With Affiliates...................................................................53

         6.8      No Loans to Affiliates.........................................................................53

         6.9      No Investment..................................................................................53

         6.10     Maintenance Of Business........................................................................53

         6.11     No Modification to Leases......................................................................53

         6.12     No Subsidiaries................................................................................54

         6.13     No Distributions...............................................................................54

         6.14     Events Of Default..............................................................................54

         6.15     ERISA..........................................................................................54

         6.16     No Use Of Any Lender's Name....................................................................55

         6.17     Certain Accounting Changes.....................................................................55

         6.18     Amendments Of Limited Partnership Agreement Or Operating Agreement.............................55

SECTION 7.        FINANCIAL COVENANTS OF EQUIPMENT GROWTH FUNDS..................................................55

         7.1      Minimum Operating Cash Flow Coverage Ratio.....................................................55

         7.2      Minimum Total Cash Flow Coverage Ratio.........................................................55

         7.3      Maximum Leverage Ratio.........................................................................55

         7.4      Cash Balances..................................................................................56

SECTION 8.        EVENTS OF DEFAULT AND REMEDIES.................................................................56

         8.1      Events Of Default..............................................................................56

                  8.1.1    Failure To Make Payments..............................................................56

                  8.1.2    Other Agreements......................................................................56

                  8.1.3    Breach Of Covenants...................................................................56

                  8.1.4    Breach Of Representations Or Warranties...............................................56

                  8.1.5    Failure To Cure.......................................................................57

                  8.1.6    Insolvency............................................................................57

                  8.1.7    Bankruptcy Proceedings................................................................57

                  8.1.8    Material Adverse Effect...............................................................58

                  8.1.9    Judgments, Writs And Attachments......................................................58

                  8.1.10   Legal Obligations.....................................................................58

                  8.1.11   Change Of General Partner Or Manager..................................................58

                  8.1.12   PLMI Change of Control................................................................58

                  8.1.13   Change Of Purchaser...................................................................58

                  8.1.14   Criminal Proceedings..................................................................59

                  8.1.15   Action By Governmental Authority......................................................59

                  8.1.16   Governmental Decrees..................................................................59

                  8.1.17   Collateral............................................................................59

                  8.1.18   Other Loan Documents..................................................................60

         8.2      Waiver Of Default..............................................................................60

         8.3      Remedies.......................................................................................60

         8.4      Set-Off........................................................................................60

         8.5      Rights And Remedies Cumulative.................................................................61

SECTION 9.        AGENT..........................................................................................61

         9.1      Appointment....................................................................................61

         9.2      Delegation Of Duties...........................................................................62

         9.3      Exculpatory Provisions.........................................................................62

         9.4      Reliance By Agent..............................................................................62

         9.5      Notice Of Default..............................................................................63

         9.6      Non-Reliance On Agent And Other Lenders........................................................63

         9.7      Indemnification................................................................................63

         9.8      Agent In Its Individual Capacity...............................................................64

         9.9      Resignation And Appointment Of Successor Agent.................................................64

SECTION 10.       EXPENSES AND INDEMNITIES.......................................................................64

         10.1     Expenses.......................................................................................64

         10.2     Indemnification................................................................................65

                  10.2.1   General Indemnity.....................................................................65

                  10.2.2   Environmental Indemnity...............................................................66

                  10.2.3   Survival; Defense.....................................................................66

SECTION 11.       MISCELLANEOUS..................................................................................66

         11.1     Survival.......................................................................................66

         11.2     No Waiver By Agent Or Lenders..................................................................67

         11.3     Notices........................................................................................67

         11.4     Headings.......................................................................................67

         11.5     Severability...................................................................................67

         11.6     Entire Agreement; Construction; Amendments And Waivers.........................................67

         11.7     Reliance By Lenders............................................................................68

         11.8     Marshaling; Payments Set Aside.................................................................68

         11.9     No Set-Offs By Borrowers.......................................................................68

         11.10    Binding Effect, Assignment.....................................................................69

         11.11    Counterparts...................................................................................70

         11.12    Equitable Relief...............................................................................70



         11.13    Written Notice Of Claims; Claims Bar...........................................................70

         11.14    Waiver Of Punitive Damages.....................................................................70

         11.15    Relationship Of Parties........................................................................71

         11.16    Obligations Of Each Borrower...................................................................71

         11.17    Co-Borrower Waivers............................................................................72

         11.18    Governing Law..................................................................................73

         11.19    Judicial Reference.............................................................................73

         11.20    Waiver Of Jury Trial.......................................................................... 74

INDEX OF EXHIBITS

Exhibit A.........Form of Revolving Promissory Note

Exhibit B.........Form of Borrowing Base Certificate

Exhibit C.........Form of Opinion of Counsel

Exhibit D.........Form of Compliance Certificate

Exhibit E.........Form of Notice of Borrowing

Exhibit F.........Form of Notice of Conversion/Continuation

Exhibit G.........Form of Assignment and Acceptance

Exhibit H.........Form of Guaranty

Exhibit I-1.......Form of Subordination Agreement (EGF VI)

Exhibit I-2.......Form of Subordination Agreement (EGF VII)

Exhibit I-3.......Form of Subordination Agreement (Income Fund I)

Exhibit I-4.......Form of Subordination Agreement (Acquisub)

Exhibit J.........Form of Lockbox Agreement

Exhibit K.........Form of PLMI Letter

Exhibit L.........Form of Security Agreement (Acquisub)

Exhibit M.........Form of Security Agreement (PLMI)

Exhibit N.........Form of Security Agreement (EGF VI)

Exhibit O.........Form of Security Agreement (Income Fund I)

INDEX OF SCHEDULES

Schedule A                 Commitments

Schedule 1.1               Amendments to Schedule A

Schedule 3.2.1             UCC Termination Statements

Schedule 4.1.5             Executive Offices and Principal Places of Business

Schedule 4.1.6             Litigation

Schedule 4.1.7             Material Contracts

Schedule 4.1.8             Consent and Approvals

Schedule 4.1.15            Environmental Disclosures

Schedule 6.1               Existing Liens

Schedule 6.3(a)            Existing Indebtedness

Schedule 6.3(b)            Anticipated Indebtedness

                          WAREHOUSING CREDIT AGREEMENT


         THIS WAREHOUSING CREDIT AGREEMENT is entered into as of April 13, 2001, by and among PLM EQUIPMENT GROWTH FUND VI, a California limited partnership ("EGF VI"), PLM EQUIPMENT GROWTH & INCOME FUND VII, a California limited partnership ("EGF VII"), PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C., a Delaware limited liability company ("Income Fund I"), and ACQUISUB, LLC, a Delaware limited liability company ("Acquisub") (EGF VI, EGF VII, Income Fund I, and Acquisub each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM FINANCIAL SERVICES, INC., a Delaware corporation and the sole general partner, in the case of EGF VI and EGF VII, and the sole manager, in the case of Income Fund I and Acquisub ("FSI"), the banks, financial institutions and institutional lenders from time to time party hereto and defined as Lenders herein, and IMPERIAL BANK ("Imperial Bank") not in its individual capacity, but solely as agent.

                                    RECITALS

         Lenders have agreed to make advances of credit available to Borrowers, but only upon the terms and subject to the conditions hereinafter set forth and in reliance on the representations and warranties set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1.        DEFINITIONS.

     1.1 Defined Terms. As used herein, the following terms have the following meanings:

         "Acquisition" means, with respect to any Borrower, any transaction, or any series of related transactions, by which such Borrower, FSI or any of FSI's Subsidiaries, directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or any division thereof, whether through a purchase of assets, merger or otherwise, or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the stock of a corporation having ordinary voting power for the election of directors, or (c) acquires control of at least a majority of the ownership interests in any partnership or joint venture.

         "Acquisub" has the meaning set forth in the Preamble to this Agreement.

         "Adjusted LIBOR" means, for each Interest Period in respect of LIBOR Loans, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:

          Adjusted LIBOR =    ______________LIBOR_________________
                              1.00 - Eurodollar Reserve Percentage

The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Advance" means any Advance made or to be made by any Lender to any Borrower as set forth in Section 2.1.1.

         "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, through one or more intermediaries, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5.0%) or more of the stock having ordinary voting power in the election of directors of such Person or of the ownership interests in any partnership, limited liability company or joint venture, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or (c) each of such Person's officers, directors, joint venturers, members, managers, and partners; provided, however, that in no case shall any Lender or Agent be deemed to be an Affiliate of any Borrower or FSI for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" means Imperial Bank solely when acting in its capacity as the Agent under this Agreement or any of the other Loan Documents, and any successor Agent.

          "Agreement" means this Warehousing Credit Agreement dated as of April 13, 2001, including all amendments, modifications and supplements hereto, renewals, extensions or restatements hereof, and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.

         "Aircraft" means any corporate, commuter, or commercial aircraft or helicopters, with modifications (as applicable) and replacement or spare parts used in connection therewith, including, without limitation, engines, rotables and propellers, and any engines, rotables or propellers used on a stand-alone basis.

         "Applicable Margin" means:

(a)      with respect to Base Rate Loans, zero percent (0.00%); and

(b)      with respect to LIBOR Loans, two percent (2.0%).

         "Assignment  and  Acceptance"  has the  meaning  set  forth in  Section
11.10.2.

         "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

         "Base Rate" means the greater of (i) the Prime Rate and (ii) the Federal Funds Rate plus 0.50% per annum.

         "Base Rate Loan" means any borrowing which bears interest at a rate determined with reference to the Base Rate.

         "Borrower" has the meaning set forth in the Preamble.

         "Borrowing Base" means, as calculated separately for each Borrower individually as at and for any date of determination, an amount not to exceed:

                  (a) one hundred percent (100.0%) of the aggregate net book value of all Eligible Inventory; provided, however, that there shall be excluded from the Borrowing Base the aggregate net book value of all items of Eligible Inventory which are either (i) off-lease or (ii) subject to a Lease under which any applicable lease or rental payment is more than ninety (90) days past due, less

                  (b) the aggregate Consolidated Funded Debt of such Borrower then outstanding, excluding the aggregate principal amount of the Loans outstanding for such Borrower under the Facility,

in each case computed, (1) with respect to any requested Loan, as of the requested Funding Date (and shall include the item(s) of Eligible Inventory to be financed or refinanced with the proceeds of the requested Loan), and (2) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished (provided, that for the purpose of computing the Borrowing Base, in the event that any Borrower or a Marine Subsidiary of such Borrower shall own less than one hundred percent (100.0%) of the record or beneficial interests in any item of Eligible
Inventory, with one or more of the other Borrowers owning of record or beneficially the remaining interests, there shall be included only such Borrower's or such Marine Subsidiary's, as the case may be, ratable interest in such item of Eligible Inventory).

         "Borrowing Base Certificate" means, with respect to any Borrower, a certificate with appropriate insertions setting forth the components of the Borrowing Base of such Borrower as of the last day of the month for which such certificate is submitted or as of a requested Funding Date, as the case may be, which certificate shall be substantially in the form set forth in Exhibit B and certified by a Responsible Officer of such Borrower.

         "Business Day" means any day which is not a Saturday, Sunday or a legal holiday under the laws of the State of California or is not a day on which banking institutions located in the State of California are authorized or permitted by law or other governmental action to close and, with respect to LIBOR Loans, means any day on which dealings in foreign currencies and exchanges may be carried on by Agent and Lenders in the London interbank market.

         "Casualty Loss" means any of the following events with respect to any item of Eligible Inventory: (a) the actual total loss or constructive total loss of such item of Eligible Inventory; (b) such item of Eligible Inventory shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever; (c) the seizure of such item of Eligible Inventory for a period exceeding sixty (60) days or the condemnation or confiscation of such item of Eligible Inventory; or (d) such item of Eligible Inventory shall be deemed under its lease to have suffered a casualty loss as to the entire item of Eligible Inventory.

         "Change of Control" means the occurrence after the date of this Agreement of: (i) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of PLMI (or other securities convertible into such securities) representing greater than or equal to 50% of the combined voting power of all securities of PLMI entitled to vote in the election of directors; (ii) any Person or two or more Persons acting in concert acquiring by contract or otherwise, or entering into a contract or arrangement which, upon consummation, will result in its or their acquisition of, or control over, securities of PLMI (or other securities convertible into such securities) representing greater than or equal to 50% of the combined voting power of all securities of PLMI entitled to vote in the election of directors; or (iii) at any time Continuing Directors shall cease to constitute a majority of the board of directors of PLMI.

         "Charges" means, with respect to any Borrower, all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Loans made to such Borrower hereunder, (b) such Borrower's employees, payroll, income or gross receipts, (c) such Borrower's ownership or use of any of its Properties or assets or (d) any other aspect of such Borrower's business.

         "Closing" means the time at which each of the conditions precedent set forth in Section 3.1 to the effectiveness of this Agreement shall have been duly fulfilled or satisfied by each Borrower.

         "Closing Date" means the date on which Closing occurs.

         "Code" means the Internal Revenue Code of 1986, as amended, the Treasury Regulations adopted thereunder and the Treasury Regulations proposed thereunder (to the extent Requisite Lenders, in their sole discretion, reasonably determine that such proposed regulations set forth the regulations that apply in the circumstances), as the same may be in effect from time to time.

         "Collateral" means the Collateral described in one or more of the Security Agreements.

         "Commitment" means with respect to each Lender the amounts set forth on Schedule A and "Commitments" means all such amounts collectively, as each may be amended from time to time upon the execution and delivery of an instrument of assignment pursuant to Section 11.10, which amendments shall be evidenced on
Schedule 1.1.

         "Commitment Termination Date" means April 12, 2002.

         "Compliance Certificate" means, with respect to any Borrower (other than Acquisub), a certificate signed by a Responsible Officer of such Borrower, substantially in the form of Exhibit D, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof, and with respect to PLMI, a certificate signed by a Responsible Officer of PLMI, substantially in the form of Exhibit A-1 and Exhibit A-2 to the PLMI Letter, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

         "Consolidated EBIDA" means, for any Equipment Growth Fund, as measured as at any date of determination for any period on a consolidated basis, the sum of (a) the Consolidated Net Income of such Equipment Growth Fund, plus (b) all amounts treated as expenses for depreciation, including such Equipment Growth Fund's proportional share of depreciation expense related to equipment owned jointly with USPE's, and the amortization of intangibles of any kind, plus (c) Consolidated Interest Expense, plus (d) cash distributions received from USPE's, and in the cases of clauses (b) and (c) above, each to the extent included in the determination of Consolidated Net Income.

         "Consolidated Funded Debt" means, for any Borrower, as measured at any date of determination on a consolidated basis, the total amount of all interest bearing obligations (including Indebtedness for borrowed money) of such Borrower, all capital lease obligations of such Borrower as a lessee, and the stated amount of all outstanding undrawn letters of credit issued on behalf of such Borrower or for which such Borrower is liable.

         "Consolidated Intangible Assets" means, for any Person, as measured at any date of determination on a consolidated basis, all intangible assets of such Person.

         "Consolidated Interest Expense" means, for any Equipment Growth Fund, as measured at any date of determination for any period on a consolidated basis, the gross interest expense of such Equipment Growth Fund for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments), less interest income for that period.

         "Consolidated Net Income" means, for any Equipment Growth Fund, as measured at any date of determination for any period on a consolidated basis, the net income (or loss) of such Equipment Growth Fund for such period taken as a single accounting period.

         "Consolidated Net Worth" means, for any Person, as measured at any date
of  determination,   the  difference  between   Consolidated  Total  Assets  and
Consolidated Total Liabilities.

         "Consolidated Tangible Net Worth" means, for any Person, as measured at any date of determination, the difference between Consolidated Net Worth and Consolidated Intangible Assets.

         "Consolidated Total Assets" means, for any Person, as measured at any date of determination on a consolidated basis, all assets of such Person.

         "Consolidated Total Liabilities" means, for any Person, as measured at any date of determination on a consolidated basis, all liabilities of such Person.
         "Contingent Obligation" means, as to any Person, (a) any Guaranty Obligation of that Person and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person, (i) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (ii) with respect to the Indebtedness of any partnership or joint venture of which such Person is a partner or a joint venturer, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect of any interest rate protection contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to clause
(b)(iv) of this definition, be marked to market on a current basis.

         "Continuing Director" means, at any date, an individual (a) who is a member of the Board of Directors of PLMI on the date hereof or (b) who has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

          "Default Rate" has the meaning set forth in Section 2.3.

         "Designated Deposit Account" means a demand deposit account maintained by Borrowers with Imperial Bank designated by written notice from Borrowers to Agent.

         "Dollars" and the sign "$" means lawful money of the United States of America.

         "Effective Amount" means with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowing and prepayments or repayments thereof occurring on such date.

         "EGF VI" has the meaning set forth in the Preamble to this Agreement

         "EGF VII" has the meaning set forth in the Preamble to this Agreement.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands; (c) the central bank of any country which is a member of the OECD; (d) an insurance company organized under the laws of the United States; (e) a commercial finance company, mutual or other investment fund, lease financing company or other institutional investor (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, provided that such Person is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended); (f) any Lender party to this Agreement; (g) any Lender Affiliate and (h) any other Person approved by Agent and Borrower, such approval not to be unreasonably withheld; provided, however, that (i) Borrower's approval shall not be required so long as an Event of Default has occurred and is continuing and (ii) an Affiliate of Borrower shall not qualify as an Eligible Assignee.

         "Eligible Inventory" means, with respect to any Borrower, all Trailers (less than ten years old), Aircraft and Aircraft engines complying with Stage III noise reduction requirements, Railcars (less than twenty-five years old), marine containers (less than ten years old), and, if approved by the Requisite Lenders, other related Equipment, in each case that (a) is owned of record by such Borrower or a Marine Subsidiary of such Borrower (or jointly by such Borrower and one or more of the other Borrowers) or, subject to the approval of Agent, any Owner Trustee of which such Borrower is the sole beneficiary or owner (or is the beneficiary or owner jointly with one or more of the other Borrowers), as applicable, (b) is subject to a Lease acceptable to Agent in its sole discretion (as reviewed in full in connection with each requested borrowing hereunder), which Lease shall, at a minimum, (A) be non-cancelable, (B) be with a lessee of acceptable credit quality as determined by Agent, and (C) be of a firm term in excess of one (1) year, except that cargo-containers and Trailers may be on Utilization Leases; (c) has a value and marketability reasonably satisfactory to the Agent; and (d) is free and clear of all Liens, except (i) any interest of a lessee thereof pursuant to a Lease entered into with such Borrower or a Marine Subsidiary of such Borrower or such Borrower's or such Marine Subsidiary's predecessor in interest or such Owner Trustee or nominee entity, as lessor, or (ii) as otherwise permitted by Section 6.1, provided that any Liens of the type permitted under clause (ii) encumbering any item of Equipment shall not secure obligations in amounts which materially impair the equity value in such item of Equipment. Requisite Lenders in their sole discretion, on a case by case basis, may approve other items or types of Equipment for credit under "Eligible Inventory" from time to time. Equipment which is Eligible Inventory will cease to be Eligible Inventory at any time it no longer continues to meet all of the above requirements.

         "Employee Benefit Plan" means, with respect to any Borrower, any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of such Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of such Borrower.

         "Environmental Claims" means, with respect to any Borrower, all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by such Borrower, FSI or any Subsidiary of FSI, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Laws" means all foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

         "Environmental Permit" has the meaning set forth in Section 4.1.15.

         "Equipment" means, with respect to any Borrower, all items of transportation related equipment owned directly or beneficially by such Borrower or by any Marine Subsidiary of such Borrower (or jointly by such Borrower and one or more of the other Borrowers) and held for lease or rental, and shall include items of equipment legal or record title to which is held by any Owner Trustee or nominee entity in which such Borrower or any Marine Subsidiary of such Borrower holds the sole beneficial interest (or jointly with one or more other Borrowers).

         "Equipment Cost" means, with respect to any item of Equipment acquired by a Borrower with the proceeds of a Loan, the Invoice Price therefor, and with respect to any item of Equipment not acquired by a Borrower with the proceeds of a Loan, the net book value therefor determined in accordance with GAAP.

         "Equipment Growth Funds" means any and all of EGF VI, EGF VII and Income Fund I.

         "Equipment Purchase Agreement" means an equipment purchase agreement, in form and substance satisfactory to Agent, between Acquisub and any other Borrower, entered into for the benefit of Lenders, providing for the purchase by such other Borrower of the Equipment upon which a Loan has been made.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, as the same may be in effect from time to time, and any successor statute.

         "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

         "Eurodollar Reserve Percentage" means the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect from time to time (whether or not applicable to any Lender) under regulations issued by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency liabilities having a term comparable to such Interest Period.

         "Event of Default" means any of the events set forth in Section 8.1.

         "Existing Note and Loan Agreements" means (i) that certain Note Agreement dated as of August 1, 1993 among EGF VI, as company, and Allstate Insurance Company and Allstate Life Insurance Company, as purchasers, (ii) those certain Note Agreements dated as of December 1, 1995 between EGF VII and The Equitable Life Assurance Society of the United States, Fort Dearborn Life Insurance Company, Pierce National Life Insurance Company, The Minnesota Mutual Life Insurance Company, and Mutual Trust Life Insurance Company, and (iii) that certain Note Agreement dated as of December 15, 1996 between Income Fund I and Keyport Life Insurance Company (the "Keyport Note Agreement").

          "Facility" means the total Commitments described in Schedule A, as such Schedule A may be amended from time to time as set forth on Schedule 1.1, for the revolving credit facility described in Section 2.1.1 to be provided by Lenders to Borrowers, on a several but not joint basis, according to each Lender's Pro Rata Share.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds
(Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System and any successor thereto.

         "Form W-8BEN" has the meaning set forth in Section 2.14.6.

         "Form W-8ECI" has the meaning set forth in Section 2.14.6.

         "FSI" has the meaning set forth in the Preamble.

         "Funded Debt Ratio" means, as at any date of determination, the ratio of (a) the aggregate principal amount of the Loans outstanding for Acquisub under the Facility plus the undefeased portion of any Indebtedness of PLMI to
(b) the Consolidated Tangible Net Worth of PLMI.

         "Funding Date" means with respect to any proposed borrowing hereunder, the date funds are advanced to any Borrower for any Loan requested by such Borrower.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar function of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

         "Guarantors" means PLMI, FSI and TEC.

         "Guaranty" means that certain Guaranty of even date herewith executed jointly and severally by PLMI, FSI, and TEC in favor of Lenders and Agent, including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Guaranty as the same may be in effect from time to time, substantially in the form of Exhibit H.

         "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease for capital equipment other than Eligible Inventory, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent,
(a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

         "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

         "IMI" means PLM Investment Management, Inc., a California corporation, and a wholly owned Subsidiary of FSI.

         "Imperial Bank" has the meaning set forth in the Preamble.

         "Income Fund I" has the meaning set forth in the Preamble to this Agreement.

         "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, (b) all leases of equipment of such Person as lessee,
(c) to the extent not included in clause (b), above, all capital leases of such Person as lessee, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business and not more than ninety (90) days past due), (e) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (g) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made.

         "Indemnified Liability" has the meaning set forth in Section 10.2.

         "Indemnified Person" has the meaning set forth in Section 10.2.

         "Interest Differential" means, with respect to any prepayment of a LIBOR Loan on a day other than an Interest Payment Date on which such LIBOR Loan matures, the difference between (a) the per annum interest rate payable with respect to such LIBOR Loan as of the date of the prepayment and (b) the Adjusted LIBOR on, or as near as practicable to, the date of the prepayment for a LIBOR Loan commencing on such date and ending on the last day of the applicable
Interest Period. The determination of the Interest Differential by Agent shall be conclusive in the absence of manifest error.

         "Interest Payment Date" means, with respect to any LIBOR Loan, the last day of each Interest Period applicable to such Loan and, with respect to Base Rate Loans, the first Business Day of each calendar month following the Funding Date of such Base Rate Loan; provided, however, that if any Interest Period for a LIBOR Loan exceeds three (3) months, interest shall also be paid on the date which falls three (3) months after the beginning of such Interest Period.

         "Interest Period" means, with respect to any LIBOR Loan, the one-month, two-month, three-month or six-month period selected by the Requesting Borrower pursuant to Section 2, in each instance commencing on the applicable Funding Date of the Loan; provided, however, that any Interest Period which would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day except that in the instance of any LIBOR Loan, if such next succeeding Business Day falls in the next calendar month, the Interest Period shall end on the next preceding Business Day.

         "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of loan or advance (other than advances to employees for moving or travel expenses, drawing accounts and similar expenditures in the ordinary course of business), capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture interests of that Person in any other Person or in any item of transportation-related equipment owned by a Person unaffiliated with that Person and on lease to another third party, in which that Person acquires a right to share, directly or indirectly.

          "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C.ss. 80a-1 et seq.), as the same may be in effect from time to time, or any successor statute thereto.

         "Invoice Price" means the sum of the purchase price (including modifications, as applicable), delivery charges, third party brokerage fees and other reasonable closing costs, if any (provided that delivery charges, third party brokerage fees and closing costs shall be included in the computation of the "Invoice Price" only to the extent that they do not, in the aggregate, exceed five percent (5.0%) of the total purchase price), and all applicable taxes, paid by a Borrower for or with respect to any item of Eligible Inventory.

         "IRS" means the Internal Revenue Service and any successor thereto.

         "Lease" means, for any Borrower, each and every item of chattel paper, installment sales agreement, equipment lease or rental agreement (including progress payment authorizations) relating to an item of Equipment of which such Borrower is the sole record or beneficial lessor (or a record or beneficial lessor jointly with one or more of the other Borrowers) and in respect of which the lessee and lease terms (including, without limitation, as to rental rate, maturity and insurance coverage) are acceptable to Agent, in its sole discretion. The term "Lease" includes (a) all payments to be made thereunder,
(b) all rights of such Borrower therein, and (c) any and all amendments, renewals, extensions or guaranties thereof.

         "Lender Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate of a Lender or of a Person of which a Lender is an Affiliate.

         "Lenders" means the banks, financial institutions or other institutional lenders which have executed signature pages to this Agreement and such other Assignees, banks, financial institutions or other institutional lenders as shall hereafter execute and deliver an Assignment and Acceptance with respect to all or any portion of the Commitments and the Loans advanced and maintained pursuant to the Commitments, in each case pursuant to and in accordance with Section 11.10.

         "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its lending office opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify Borrowers and Agent.

         "Leverage Ratio" means, as measured separately for each Equipment Growth Fund as at any date of determination, the ratio of (a) Consolidated Total Liabilities of such Equipment Growth Fund to (b) the Consolidated Net Worth of such Equipment Growth Fund.

         "LIBOR" means, with respect to any Loan to be made, continued as or converted into a LIBOR Loan, the London Inter-Bank Offered Rate (determined solely by Agent), rounded upward to the nearest 1/16th of one percent (0.0625%), at which Dollar deposits are offered to Agent by major banks in the London interbank market at or about 11:00 a.m., London time, on the second Business Day prior to the first day of the related Interest Period with respect to such Loan in an aggregate amount approximately equal to the amount of such Loan and for a period of time comparable to the number of days in the applicable Interest Period. The determination of LIBOR by Agent shall be conclusive in the absence of manifest error.

         "LIBOR Loan" means a Loan that bears interest based on Adjusted LIBOR.

         "Lien" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

         "Limited Partnership Agreement" means (a) for EGF VI, the Amended and Restated Limited Partnership Agreement dated as of December 20, 1991 and (b) for EGF VII, the Third Amended and Restated Limited Partnership Agreement of EGF VII dated as of May 10, 1993, as amended by the First Amendment to the Third Amended and Restated Limited Partnership Agreement dated May 28, 1993 and by the Second Amendment to Third Amended and Restated Limited Partnership Agreement dated as of January 21, 1994.

         "Loan" has the meaning set forth in Section 2.1.1.

         "Loan Document" when used in the singular and "Loan Documents" when used in the plural means any and all of this Agreement, the Notes, the Security Documents, the Subordination Agreements, the Lockbox Agreement, the Guaranty, the PLMI Letter, and any and all other agreements, documents and instruments executed and delivered by or on behalf or support of any Borrower to Agent or any Lender or any of their respective authorized designees evidencing or otherwise relating to the Advances and the Liens granted to Agent, on behalf of Lenders, with respect to the Advances, as the same may from time to time be amended, modified, supplemented or renewed.

         "Loan Parties" means EGF VI, EGF VII, Income Fund I, Acquisub, any Marine Subsidiary, any Owner Trustee, FSI, TEC, IMI, and PLMI, and a "Loan Party" means any one of the Loan Parties.

         "Lockbox" has the meaning set forth in Section 5.9.

         "Lockbox Agreement" means the Lockbox Agreement of even date herewith, among Borrowers, Imperial Bank, and Agent on behalf and for the benefit of Lenders, relating to the Lockbox, substantially in the form of Exhibit J.

         "Marine Subsidiary" means, for any Borrower, a Subsidiary of such Borrower (in which the remaining record or beneficial ownership interests may be held by any other Borrower) organized for the purpose of holding legal record title to one or more marine vessels or to aircraft rotables and spare parts.

         "Material Adverse Effect" means, with respect to any Loan Party, any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of such Loan Party, (c) materially impairs or could reasonably be expected to materially impair the ability of such Loan Party to perform its Obligations, or (d) materially impairs or could reasonably be expected to materially impair the ability of Agent or any Lender to enforce any of its or their legal remedies pursuant to the Loan Documents.

         "Maturity Date" means, with respect to each Loan advanced by Lenders hereunder with respect to Eligible Inventory, the date which is two hundred and seventy (270) days after the Funding Date of such Loan or such earlier or later date as requested by the Requesting Borrower and approved by Requisite Lenders, in their sole and absolute discretion; provided, however, in no event shall any Maturity Date be a date which is later than the Commitment Termination Date.

         "Maximum Availability" has the meaning set forth in Section 2.1.1.

         "Multiemployer Plan" means, with respect to any Borrower, a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which such Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of such Borrower, FSI or any of FSI's Subsidiaries is making, or is obligated to make, contributions or has made, or been obligated to make, contributions within the preceding five (5) years.

         "Net Cash Proceeds From the Disposition of Equipment" means, proceeds from the disposition of Equipment plus liquidating distributions from USPE's, less, payments for the purchase of Equipment and associated expenses including but not limited to, acquisition and negotiation fees.

         "Note" has the meaning set forth in Section 2.1.1(a)(i), and any and all replacements, extensions, substitutions and renewals thereof.

         "Notice of Borrowing" means a notice given by any Borrower to Agent in accordance with Section 2.7, substantially in the form of Exhibit E, with appropriate insertions.

         "Notice of Conversion/Continuation" means a notice given by any Borrower to Agent in accordance with Section 2.8, substantially in the form of Exhibit F, with appropriate insertions.

         "Obligations" means, with respect to any Borrower, all loans, advances, liabilities and obligations for monetary amounts owing by such Borrower to any Lender or Agent, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, arising under any of the Loan Documents. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement of a case or proceeding against such Borrower under the Bankruptcy Code), fees, including, without limitation, any and all prepayment fees, facility fees, commitment fees, arrangement fees, agent fees and attorneys' fees and any and all other fees, expenses, costs or other sums chargeable to such Borrower under any of the Loan Documents.

         "Operating Agreement" means (a) for Income Fund I, the Fifth Amended and Restated Operating Agreement of Income Fund I, entered into as of January 24, 1995 and (b) for Acquisub, the Operating Agreement of Acquisub, entered into as of April 9, 2001.

         "Operating Cash Flow Coverage Ratio" means, as measured separately for each Equipment Growth Fund as at any date of determination, the ratio of (a) Consolidated EBIDA of such Equipment Growth Fund adjusted for gains or losses on the sale of Equipment in the ordinary course of business to the extent not already taken into account in the determination of Consolidated EBIDA to (b) the sum of (i) the aggregate amount of principal payments on Consolidated Funded Debt of such Equipment Growth Fund (excluding the Loans) made during the four consecutive fiscal quarters ending on such date plus (ii) Consolidated Interest Expense of such Equipment Growth Fund plus (iii) twenty-five percent (25%) of the aggregate principal amount of the Loans outstanding for such Equipment Growth Fund on such date (Consolidated EBIDA and Consolidated Interest Expense to be measured for the four consecutive fiscal quarters then ended on such date).

         "Opinion of Counsel" means the favorable written legal opinion of Susan Santo, general counsel of FSI, on behalf of FSI for itself and as the sole general partner or managing member, as applicable, of EGF VI, EGF VII, Acquisub and Income Fund I, and general counsel of TEC, IMI and PLMI, substantially in the form of Exhibit C.

         "Other Taxes" has the meaning set forth in Section 2.14.2.

         "Overadvance"  has the meaning set forth in Sections  2.1.1(a)(iii) and
(iv).

         "Owner Trustee" means any Person acting in the capacity of (a) a trustee for any owner trust or (b) a nominee entity, in each case holding title to any Eligible Inventory pursuant to a trust or similar agreement with any Borrower or FSI.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

         "Pension Plan" means, with respect to any Borrower, any employee pension benefit plan, as defined in Section 3(2) of ERISA, that is maintained for the employees of such Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of such Borrower, FSI or any of FSI's Subsidiaries, other than a Multiemployer Plan.

         "Permitted Liens" has the meaning set forth in Section 6.1.

         "Permitted Rights of Others" means, as to any Property in which a Person has an interest, (a) an option or right to acquire a Lien that would be a Permitted Lien, (b) the reversionary interest of a lessor under a lease of such Property and (c) an option or right of the lessee under a lease of such Property to purchase such property at fair market value.

         "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

         "PFF" means PFF Bank & Trust.

         "PLMI" means PLM International, Inc., a Delaware corporation.

         "PLMI Letter" means the PLMI Letter of even date herewith between PLMI and Agent, including all amendments, modifications and supplements thereto, and shall refer to the PLMI Letter as the same may be in effect from time to time, substantially in the form of Exhibit K.

         "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, will constitute an Event of Default.

         "Prepayment Date" has the meaning set forth in Section 2.2.2.

         "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by Imperial Bank as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Imperial Bank as its Prime Rate is an index or base rate and shall not necessarily be its lowest rate charged to Imperial Bank's customers or other banks.
         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

         "Pro Rata Share" means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the Effective Amount of such Lender's Loans divided by the Effective Amount of all Loans, or if no Loans are outstanding, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's aggregate Commitments divided by the aggregate Commitments or, if the Commitments have expired or been terminated and all Loans repaid in full, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) of the Effective Amount of such Lender's Loans divided by the aggregate Effective Amount of all Loans immediately before such repayment in full.

          "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended (15 U.S.C.ss. 79 et seq.) as the same shall be in effect from time to time, and any successor statute thereto.

         "Railcar"  means  all  railroad  rolling  stock,   including,   without
limitation, all coal, timber, plastic pellet, tank, hopper, flat and box cars and locomotives.

         "Regulations T, U and X" means, collectively, Regulations T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 220, 221 and 224, respectively) and any other regulation in substance substituted therefor.

         "Requesting  Borrower" means any Borrower requesting a Loan pursuant to
Section 2.1.1.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Requisite Lenders" means any combination of Lenders whose combined Pro Rata Share (and voting interest with respect thereto) of all amounts outstanding under this Agreement, or, in the event there are no amounts outstanding, the Commitments, is greater than sixty-six and two-thirds percent (66 2/3%) of all such amounts outstanding or the total Commitments, as the case may be; provided, however, that in the event there are only two (2) Lenders, Requisite Lenders means both Lenders.

         "Responsible Officer" means for (i) FSI, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI having authority to request Advances or perform other duties required hereunder, (ii) Borrowers, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI as the sole general partner of EGF VI or EGF VII, as the case may be, or the sole manager of Income Fund I or Acquisub, as the case may be, in each case having authority to request Advances or perform other duties required hereunder, and (iii) any other Loan Party, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller thereof.

         "SEC" means the Securities and Exchange Commission and any successor thereto.

         "Security Agreements" means (i) the Security Agreement of even date herewith between EGF VI and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in the Equipment being financed by EGF VI under this Facility and certain related Collateral, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit N (the "Security Agreement (EGF VI)"), (ii) the Security Agreement of even date herewith between Income Fund I and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in the Equipment being financed by Income Fund I under this Facility and certain related Collateral, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit O (the "Security Agreement (Income Fund I)"), (iii) the Security Agreement of even date herewith between Acquisub and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of Acquisub, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit L (the "Security Agreement (Acquisub)"), and (iv) the Security Agreement of even date herewith between PLMI and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of PLMI, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit M (the "Security Agreement (PLMI)"), in each case including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to each Security Agreement as the same may be in effect from time to time.

         "Security Documents" means the Security Agreements, each chattel mortgage, ship mortgage or similar security agreement, mortgage or other agreement or document entered into with respect to this Agreement, each UCC-1 financing statement delivered pursuant thereto and any and all other related documents.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Subordination Agreements" means collectively (i) the Subordination Agreement of even date herewith among PLMI, FSI, TEC, and IMI ("Subordinated Lenders"), EGF VI, and Agent, substantially in the form of Exhibit I-1 (the "Subordination Agreement (EGF VI)"), (ii) the Subordination Agreement of even date herewith among the Subordinated Lenders, EGF VII, and Agent, substantially in the form of Exhibit I-2 (the "Subordination Agreement (EGF VII)"), (iii) the Subordination Agreement of even date herewith among the Subordinated Lenders, Income Fund I, and Agent, substantially in the form of Exhibit I-3 (the "Subordination Agreement (Income Fund I)"), and (iv) the Subordination Agreement of even date herewith among the Subordinated Lenders, Acquisub, and Agent, substantially in the form of Exhibit I-4 (the "Subordination Agreement (Acquisub)"), including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Subordination Agreements as the same may be in effect from time to time.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company or other business entity (other than Equipment Growth Funds) of which an aggregate of fifty percent (50.0%) or more of the beneficial interest (in the case of a partnership) or fifty percent (50%) or more of the outstanding stock, units or other voting interest having ordinary voting power to elect a majority of the directors, managers or trustees of such Person (irrespective of whether, at the time, the stock, units or other voting interest of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person.

         "Taxes" has the meaning set forth in Section 2.14.1.

         "TEC" means PLM Transportation Equipment Corporation, a California corporation, and a wholly-owned Subsidiary of FSI.

         "Termination Event" means, with respect to any Borrower, (a) a "reportable event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a reportable event not subject to the provision for 30-day notice to the PBGC under such regulations), or (b) the withdrawal of such Borrower, FSI or any of FSI's Subsidiaries or any of their ERISA Affiliates from a Pension Plan during a plan year in which any of them was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Pension Plan by the PBGC, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         "Total Cash Flow Coverage Ratio" means, as measured separately for each Equipment Growth Fund as at any date of determination, the ratio of (a) Consolidated EBIDA of such Equipment Growth Fund adjusted for gains or losses on the sale of Equipment in the ordinary course of business to the extent not already taken into account in the determination of Consolidated EBIDA plus (i) the Net Cash Proceeds From the Disposition of Equipment in the ordinary course of business received during the four consecutive fiscal quarters ending on such date less (ii) cash distributions to its shareholders, partners or members, as the case may be, made during the four consecutive fiscal quarters ending on such date, to (b) the sum of (i) the aggregate amount of principal payments on Consolidated Funded Debt of such Equipment Growth Fund (excluding the Loans) made during the four consecutive fiscal quarters ending on such date plus (ii) Consolidated Interest Expense of such Equipment Growth Fund plus (iii) twenty-five percent (25%) of the aggregate principal amount of the Loans outstanding for such Equipment Growth Fund on such date (Consolidated EBIDA and Consolidated Interest Expense to be measured for the four consecutive fiscal quarters then ended on such date).

         "Trailer" means (a) vehicles having a minimum length of twenty (20) feet used in trailer or freight car service and constructed for the transport of commodities or containers from point to point and (b) associated equipment.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of Agent, on behalf of Lenders, in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "USPE" means unconsolidated special purpose entity.

         "Utilization Leases" means Leases for Equipment held for lease in pooling or similar arrangements where the actual rental payments under such Lease are based on and for the actual period of utilization of such item of Equipment rather than the Lease term.

     1.2 ACCOUNTING TERMS. Any accounting term used in this Agreement or any other Loan Document shall have, unless otherwise specifically provided herein or therein, the meaning customarily given such term in accordance with GAAP, and all financial data required to be submitted by this Agreement or any other Loan Document shall be prepared and computed, unless otherwise specifically provided herein or therein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that GAAP changes during the term of this Agreement such that the covenants contained in Section 7 would then be calculated in a different manner or with different components, (a) the parties hereto agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating each Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) each Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid subsections during the sixty (60) day period following any such change in GAAP if and to the extent that each Borrower would have been in compliance therewith under GAAP as in effect immediately prior to such change.

     1.3 OTHER TERMS. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, all of which are by this reference incorporated into this Agreement, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. The term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

     1.4 Schedules And Exhibits. Any reference to a "Section," "Subsection," "Exhibit," or "Schedule" shall refer to the relevant Section or Subsection of or Exhibit or Schedule to this Agreement, unless specifically indicated to the contrary.

SECTION 2.        AMOUNT AND TERMS OF CREDIT.

     2.1 Commitment To Lend.

          2.1.1 REVOLVING FACILITY. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers set forth herein, Lenders hereby agree to make Advances (as defined below) of immediately available funds to Borrowers, on a revolving basis, from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of (a) the total Commitments for the Facility or (b) for any one Borrower, its respective Borrowing Base (such lesser amount being the "Maximum Availability"), as more fully set forth in this Section 2.1.1. The obligation of Borrowers to repay the Advances made to any Borrower shall be several but not joint.

          (a) FACILITY COMMITMENTS.

               (i) On the Funding Date requested by any Borrower (the "Requesting Borrower"), after such Borrower shall have satisfied all applicable conditions precedent set forth in Section 3, each Lender shall advance immediately available funds to Agent (each such advance being an "Advance") evidencing such Lender's Pro Rata Share of a loan ("Loan"). Agent shall immediately advance such immediately available funds to such Borrower at the Designated Deposit Account (or such other deposit account at Imperial Bank or such other financial institution as to which such Borrower and Agent shall agree at least three (3) Business Days prior to the requested Funding Date) on the Funding Date with respect to such Loan. The Requesting Borrower shall pay interest accrued on the Loan at the rates and in the manner set forth in Section 2.1.1(b). Subject to the terms and conditions of this Agreement, the unpaid principal amount of each Loan and all unpaid interest accrued thereon, together with all other fees, expenses, costs and other sums chargeable to the Requesting Borrower incurred in connection therewith shall be due and payable no later than the Maturity Date of such Loan. Each Loan advanced hereunder by each Lender shall be evidenced by the Requesting Borrower's revolving promissory note in favor of such Lender substantially in the form of Exhibit A (each a "Note").

               (ii) The obligation of Lenders to make any Loan from time to time hereunder shall be limited to the then applicable Maximum Availability. For the purpose of determining the amount of the Borrowing Base available at any one time, the amount available shall be the total amount of the Borrowing Base as set forth in the Borrowing Base Certificate delivered to Agent pursuant to
Section 3.3.1 with respect to such requested Loan and reviewed and approved by Agent. Nothing contained in this Agreement shall under any circumstance be deemed to require any Lender to make any Advance under the Facility which, in the aggregate principal amount, either (1) taking into account such Lender's portion of the principal amounts outstanding under this Agreement and the making of such Advance, exceeds the lesser of (A) such Lender's Commitment for the Facility and (B) such Lender's Pro Rata Share of the Requesting Borrower's Borrowing Base, or (2) taking into account such Lender's portion of the aggregate principal amounts outstanding under this Agreement and the making of such Advance, exceeds such Lender's Commitment for the Facility.

               (iii) If at any time and for any reason the aggregate principal amount of the Loan(s) then outstanding to any Borrower shall exceed the Maximum Availability for such Borrower (the amount of such excess, if any, being an "Overadvance"), such Borrower shall immediately repay the full amount of such Overadvance, together with all interest accrued thereon.

               (iv) Amounts borrowed by Borrowers under this Facility may be repaid and, prior to the Commitment Termination Date and subject to the applicable terms and conditions precedent to borrowings hereunder, reborrowed; provided, however, that no Loan shall have a Maturity Date which is later than the Commitment Termination Date and no LIBOR Loan shall have an Interest Period ending after the Maturity Date or the Commitment Termination Date.

               (v) Each request for a Loan hereunder shall constitute a reaffirmation by the Requesting Borrower and the Responsible Officer requesting the same that the representations and warranties contained in this Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.

          (b) EACH LOAN. Each Loan made by Lenders hereunder shall, at the Requesting Borrower's option in accordance with the terms of this Agreement, be either in the form of a Base Rate Loan or a LIBOR Loan. Subject to the terms and conditions of this Agreement, each Loan shall bear interest on the sum of the unpaid principal balance thereof outstanding on each day from the date when made, continued or converted until such Loan shall have been fully repaid at a rate per annum equal to the Base Rate, as the same may fluctuate on a daily basis, or the Adjusted LIBOR, as the case may be, plus the Applicable Margin. Interest on each Loan funded hereunder shall be due and payable by the Requesting Borrower in arrears on each Interest Payment Date, with all accrued but unpaid interest on such Loan being due and payable on the date such Loan is repaid, whether by prepayment or at maturity, and with all accrued but unpaid interest being due and payable by the Requesting Borrower on the Maturity Date for such Loan.

         Each Advance made by a Lender as part of a Loan hereunder and all repayments of principal with respect to such Advance shall be evidenced by notations made by such Lender on the books and records of such Lender; provided, however, that the failure by such Lender to make such notations shall not limit or otherwise affect the obligations of any Borrower with respect to the repayments of principal or payments of interest on any Advance or Loan. The aggregate unpaid amount of each Advance set forth on the books and records of a Lender shall be presumptive evidence of such Lender's Pro Rata Share of the principal amount owing and unpaid by any Borrower under its Note.

          (c) FEES.

               (i) In connection with the extension of the Loans, the Borrowers shall, on a joint and several basis, pay to the Agent for the account of each Lender, on the date of execution and delivery of this Agreement, a fully earned and non-refundable closing fee equal to 0.375% of such Lender's Commitment.

               (ii) The Borrowers shall, on a joint and several basis, pay to the Agent for the account of each Lender a commitment fee on the average daily unused portion of such Lender's Commitment, computed on a quarterly basis based upon the daily utilization for that quarter as calculated by the Agent, equal to one-half of one percent (0.50%) per annum. Such commitment fee shall accrue from the date hereof to the Commitment Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September, and December, commencing on June 30, 2001 with the final payment to be made on the Commitment Termination Date. The commitment fees provided in this subsection shall accrue at all times after the date hereof, including at any time during which one or more conditions in Article III are not met.

               (iii) On the date of execution and delivery of this Agreement, the Borrowers agree to pay to PFF for its own account, on a joint and several basis, a $5,000 administrative fee.

          2.1.2 FUNDING. Promptly following the receipt of such documents required pursuant to Section 3.3.1 and approval of a Loan by Agent, Agent shall notify by telephone, telecopier, facsimile or telex each Lender of the (a) Requesting Borrower, (b) the principal amount (including Lender's Pro Rata Share thereof) and (c) Funding Date of the Loan requested by such Requesting Borrower. Not later than 1:00 p.m., California time, on the Funding Date for any Loan, each Lender shall make an Advance to Agent for the account of Requesting Borrower in the amount of its Pro Rata Share of the Loan being requested. Upon satisfaction of the applicable conditions precedent set forth in Section 3, all Advances shall be credited in immediately available funds to the Designated Deposit Account.

          2.1.3 UTILIZATION OF THE LOANS. The Loans made under the Facility may be used solely for the purpose of financing or refinancing specific items of Eligible Inventory; provided, however, in no event shall the proceeds of any Loan be used to finance or refinance more than one hundred percent (100.0%) of the Equipment Cost of any item of Eligible Inventory.

     2.2 REPAYMENT AND PREPAYMENT; REDUCTION OR TERMINATION OF COMMITMENTS.

          2.2.1 REPAYMENT. Unless prepaid pursuant to Section 2.2.2, the principal amount of each Loan hereunder made to a Requesting Borrower shall be repaid by the Requesting Borrower to Lenders not later than the Maturity Date of such Loan.

          2.2.2 VOLUNTARY PREPAYMENT. Subject to Section 2.18, any Borrower may in the ordinary course of such Borrower's business, upon at least three (3) Business Days' written notice, or telephonic notice promptly confirmed in writing to Agent, which notice shall be irrevocable, prepay any Loan in whole or in part. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Base Rate Loans or LIBOR Loans, or any combination thereof. Such prepayment of Loans, together with any amounts required pursuant to Section 2.18, shall be in immediately available funds and delivered to Agent not later than 1:00 p.m., California time, on the date for prepayment stated in such notice (the "Prepayment Date"). With respect to any prepayment under this Section 2.2.2, all interest on the amount prepaid accrued up to but excluding the date of such prepayment shall be due and payable on the Prepayment Date.

          2.2.3 MANDATORY PREPAYMENTS.

               (a) In the event that any item of Eligible Inventory shall be sold or assigned by any Borrower or any Marine Subsidiary of such Borrower, or the ownership interests (whether stock or otherwise) of any Borrower in any Marine Subsidiary of such Borrower owning record or beneficial title to any item of Eligible Inventory shall be sold or transferred, then such Borrower shall immediately prepay the Loan made with respect to such Eligible Inventory so sold or assigned or with respect to the Eligible Inventory owned by such Marine Subsidiary so sold or transferred, together with any accrued interest on such Loan to the date of prepayment and any amounts required pursuant to Section
2.18. The sale or assignment of Eligible Inventory by an Owner Trustee, or the sale or assignment of any Borrower's or any Marine Subsidiary's beneficial interest in any owner trust (or nominee entity) holding title to Eligible Inventory, shall be considered a sale or assignment, as the case may be, of such Eligible Inventory by such Borrower or such Marine Subsidiary, as the case may be.

               (b) In the event that any of the Eligible Inventory shall have sustained a Casualty Loss, the applicable Borrower shall promptly but in no event more than ten days after such Casualty Loss notify Agent and Lenders of such Casualty Loss and make arrangements reasonably acceptable to the Agent to cause any and all cash proceeds received by such Borrower to be paid to Lenders as a prepayment hereunder. To the extent not so prepaid, the Loan funded with respect to such Eligible Inventory will nevertheless be paid by such Borrower as provided in Section 2.2.1.

          2.2.4 TERMINATION OF COMMITMENTS. Prior to the Commitment Termination Date, the Borrowers may at any time, on not less than two Business Days' written notice, terminate the Commitments. In such event, the Commitment Termination Date shall be accelerated to the date of such termination and the Borrowers shall, simultaneously with such termination, repay the Loans in full, any accrued interest on the aggregate principal amount of the Loans to and including the date of such termination, and any amounts required under Section 2.18, and shall pay to the Agent for the account of each Lender a termination fee equal to one percent (1%) of such Lender's Commitment. Any notice delivered by the Borrowers pursuant to this Section shall be irrevocable, and any termination of the Commitments shall be permanent.

     2.3 CALCULATION OF FEES AND INTEREST; POST-MATURITY INTEREST. All computations of fees shall be made on the basis of a 360-day year and actual days elapsed. Fees shall accrue during each period during which such fees are computed from the first day thereof to the last day thereof. Interest on the Loans shall be computed on the basis of a 365/366-day year for all Base Rate Loans and a 360-day year for all LIBOR Loans and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be excluded. Each change in the interest rate of Base Rate Loans based on changes in the Prime Rate or the Federal Funds Rate (as the case may be) and each change in the Adjusted LIBOR based on changes in the Eurodollar Reserve Percentage shall be effective on the effective date of such change and to the extent of such change. Agent shall give Borrowers notice of any such change in the Prime Rate or the Federal Funds Rate; provided, however, that any failure by Agent to provide Borrowers with notice hereunder shall not affect Agent's right to make changes in the interest rate of any Loan based on changes in the Prime Rate or the Federal Funds Rate. Upon the occurrence and during the continuation of any Event of Default under this Agreement, Advances under this Agreement will, at the option of Requisite Lenders, bear interest at a rate per annum which is determined by adding two percent (2.00%) to the Base Rate (the "Default Rate"). This may result in the compounding of interest. The imposition of a Default Rate will not constitute a waiver of any Event of Default.

     2.4 MANNER OF PAYMENTS. All repayments or prepayments of principal and all payments of interest, fees, costs, expenses and other sums chargeable to Borrowers under this Agreement, the Notes or any of the other Loan Documents shall be in lawful money of the United States of America in immediately available funds and delivered to Agent, for the account of Lenders, not later than 1:00 p.m., California time, on the date due at Imperial Bank, 275 Battery Street, Suite 1100, San Francisco, CA 94111, Attention: Misako Noda, Vice President, or such other place as shall have been designated in writing by Agent.

     2.5 PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made under this Agreement, the Note or any of the other Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest thereon; provided, however, that no Loan shall have remained outstanding after the Maturity Date of such Loan.

     2.6 APPLICATION OF PAYMENTS. All payments to or for the benefit of Lenders hereunder shall be applied to the Obligations of any Borrower making payment in the following order: (a) then due and payable fees as set forth in Section 2.1.1(c) and, at the direction of such Borrower or upon prior notice given to such Borrower by Agent, other then due and payable fees, expenses and costs; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments; provided that if an Event of Default shall have occurred and be continuing, Lenders shall have the exclusive right to apply any and all such payments against the then due and owing Obligations of such Borrower as Lenders may deem advisable. To the extent any Borrower fails to make payment required hereunder or under any of the other Loan Documents, each Lender is authorized to, and at its sole option may, make such payments on behalf of such Borrower. To the extent permitted by law, all amounts advanced by any Lender hereunder or under other provisions of the Loan Documents shall accrue interest at the same rate as Loans hereunder.

     2.7 PROCEDURE FOR THE BORROWING OF LOANS.

          2.7.1 NOTICE OF BORROWING. Each borrowing of Loans shall be made upon any Requesting Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Borrowing, executed by a Responsible Person of such Requesting Borrower, with appropriate insertions (which Notice of Borrowing must be received by Agent prior to 12:00 noon, San Francisco, California time, five
(5) Business Days prior to the requested Funding Date) specifying:

               (a) the amount of the requested borrowing, which, if a LIBOR Loan is requested, shall be in an aggregate minimum amount of $500,000;

               (b) the requested Funding Date, which shall be a Business Day;

               (c) whether the borrowing is to be comprised of one or more LIBOR Loans or Base Rate Loans; and

               (d) the duration of the Interest Period applicable to any such LIBOR Loans included in such Notice of Borrowing. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any borrowing comprised of LIBOR Loans, such Interest Period shall be three (3) months.

          2.7.2 UNAVAILABILITY OF LIBOR LOANS. Unless the Requisite Lenders shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrowers may not elect to have a Loan made as a LIBOR Loan.

     2.8 CONVERSION AND CONTINUATION ELECTIONS.

          2.8.1 ELECTION.  Each Borrower may, upon irrevocable written notice to
Agent:

               (a) elect to convert on any Business Day, any Base Rate Loan (or any portion thereof in an amount equal to at least $500,000) into a LIBOR Loan; or

               (b) elect to convert on any Interest Payment Date any LIBOR Loan maturing on such Interest Payment Date (or any portion thereof) into a Base Rate Loan; or

               (c) elect to continue on any Interest Payment Date any LIBOR Loan maturing on such Interest Payment Date (or any portion thereof in an amount equal to at least $500,000);

PROVIDED, that if the aggregate amount of LIBOR Loans outstanding to such Borrower shall have been reduced, by payment, prepayment, or conversion of portion thereof, to be less than $500,000, such LIBOR Loans shall automatically convert into Base Rate Loans, and on and after such date the right of such Borrower to continue such Loans as, and convert such Loans into, LIBOR Loans shall terminate.

          2.8.2 NOTICE OF CONVERSION. Each conversion or continuation of Loans shall be made upon any Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Conversion/Continuation, executed by a Responsible Person of such Borrower, with appropriate insertions (which Notice of Conversion/Continuation must be received by Lender prior to 12:00 noon, San Francisco, California time, at least three (3) Business Days in advance of the proposed conversion date or continuation date) specifying:

               (a) the proposed conversion date or continuation date;

               (b) the aggregate amount of Loans to be converted or continued;

               (c) the nature of the proposed conversion or continuation; and

               (d) the duration of the requested Interest Period.

          2.8.3 INTEREST PERIOD. If upon the expiration of any Interest Period applicable to any LIBOR Loan, the Requesting Borrower has failed to select a new Interest Period to be applicable to such LIBOR Loan, such Borrower shall be deemed to have elected to convert such LIBOR Loan into a Base Rate Loan effective as of the last day of such current Interest Period.

          2.8.4 UNAVAILABILITY OF LIBOR LOANS. Unless the Requisite Lenders shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrowers may not elect to have a Loan converted into or continued as a LIBOR Loan.

     2.9 DISCRETION OF LENDERS AS TO MANNER OF FUNDING. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its LIBOR Loans in any manner it elects, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender actually funded and maintained each LIBOR Loan through the purchase of deposits having a maturity corresponding to the maturity of the LIBOR Loan and bearing an interest rate equal to the LIBOR rate (whether or not, in any instance, Lender shall have granted any participations in such Loan). Each Lender may, if it so elects, fulfill any commitment to make LIBOR Loans by causing a foreign branch or affiliate to make or continue such LIBOR Loans; provided, however, that in such event such Loans shall be deemed for the purposes of this Agreement to have been made by such Lender, and the obligation of Borrowers to repay such Loans shall nevertheless be to such Lender and shall be deemed held by such Lender, to the extent of such Loans, for the account of such branch or affiliate.

     2.10 DISTRIBUTION OF PAYMENTS. Agent shall immediately distribute to each Lender, at such address as each Lender shall designate, its respective interest in all repayments and prepayments of principal and all payments of interest and all fees, expenses and costs received by Agent on the same day and in the same type of funds as payment was received. In the event Agent does not distribute such payments on the same day received, if such payments are received by Agent by 1:00 p.m., California time, or if received after such time, on the next succeeding Business Day, such payment shall accrue interest at the Federal Funds Rate.

     2.11 AGENT'S RIGHT TO ASSUME FUNDS AVAILABLE FOR ADVANCES. Unless Agent shall have been notified by any Lender no later than the Business Day prior to the respective Funding Date of a Loan that such Lender does not intend to make available to Agent an Advance in immediately available funds equal to such Lender's Pro Rata Share of the total principal amount of such Loan, Agent may assume that such Lender has made such Advance to Agent on the date of the Loan and Agent may, in reliance upon such assumption, make available to the Requesting Borrower a corresponding Advance. If Agent has made funds available to such Borrower based on such assumption and such Advance is not in fact made to Agent by such Lender, Agent shall be entitled to recover the corresponding amount of such Advance on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon Agent's demand, Agent shall notify such Requesting Borrower and such Requesting Borrower shall repay such Advance to Agent. Agent also shall be entitled to recover from such Lender interest on such Advance in respect of each day from the date such Advance was made by Agent to such Requesting Borrower to the date such corresponding amount is recovered by Agent at the Federal Funds Rate. Nothing in this Section 2.11 shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Agent or such Requesting Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

     2.12 AGENT'S RIGHT TO ASSUME PAYMENTS WILL BE MADE BY BORROWER. Unless Agent shall have been notified by any Borrower prior to the date on which any payment to be made by such Borrower hereunder is due that such Borrower does not intend to remit such payment, Agent may, in its sole discretion, assume that such Borrower has remitted such payment when so due and Agent may, in its sole discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's Pro Rata Share of such assumed payment. If such Borrower has not in fact remitted such payment to Agent, each Lender shall forthwith on demand repay to Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by Agent to such Lender to the date such amount is repaid to Agent at the Federal Funds Rate.

     2.13 CAPITAL REQUIREMENTS. If any Lender determines that compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Commitment or its making or maintaining its Pro Rata Share of the Loans below the rate which such Lender or such other corporation could have achieved but for such compliance (taking into account the policies of such Lender or corporation with regard to capital), then each Borrower shall, from time to time, upon written demand by such Lender (with a copy of such demand to Agent), immediately pay to such Lender (a) such additional amounts as shall be sufficient to compensate such Lender or other corporation for such reduction resulting from such Borrower's Loans or (b) in the case where such reduction results from compliance with any such law, regulation, guideline or request affecting only the Commitments and not the Loans, such additional amounts as shall be sufficient to compensate such Lender or other corporation for such reduction based on each Borrower's percentage of average usage of the Commitments versus the total average usage by all Borrowers. A certificate submitted by such Lender to any Borrower, stating that the amounts set forth as payable to such Lender are true and correct, shall be conclusive and binding for all purposes, absent manifest error. Each Lender agrees promptly to notify affected Borrowers and Agent of any circumstances that would cause any Borrower to pay additional amounts pursuant to this section, provided that the failure to give such notice shall not affect Borrowers' obligation to pay any such additional amounts.

     2.14 TAXES.

          2.14.1 NO DEDUCTIONS. Subject to Section 2.14.7, any and all payments by each Borrower to each Lender or Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

          2.14.2 MISCELLANEOUS TAXES. In addition, Borrowers shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

          2.14.3 INDEMNITY. Subject to Section 2.14.7, each Borrower shall indemnify and hold harmless each Lender and Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or Agent in relation to any payments made by or Obligations of such Borrower and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days from the date any Lender or Agent makes written demand therefor.

          2.14.4 REQUIRED DEDUCTIONS. If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or Agent, then, subject to Section 2.14.7:

               (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

               (b) such Borrower shall make such deductions; and

               (c) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          2.14.5 EVIDENCE OF PAYMENT. Within thirty (30) days after the date of any payment by any Borrower of Taxes or Other Taxes, such Borrower shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Agent.

          2.14.6 FOREIGN PERSONS. Each Lender which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) shall:

               (a) No later than the date upon which such Lender becomes a party hereto deliver to Borrowers through Agent two (2) accurate and complete signed originals of IRS Form W-8ECI or any successor thereto ("Form W-8ECI"), or two accurate and complete signed originals of IRS Form W-8BEN or any successor thereto ("Form W-8BEN"), as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

               (b) If at any time such Lender makes any changes necessitating a new Form W-8ECI or Form W-8BEN, with reasonable promptness deliver to Borrowers through Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form W-8ECI; or two accurate and complete signed originals of Form W-8BEN, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

               (c) Before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (b) above) requiring a change in or renewal of the most recent Form W-8ECI or Form W-8BEN previously delivered by such Lender, deliver to Borrowers through Agent two accurate and complete original signed copies of Form W-8ECI or Form W-8BEN in replacement for the forms previously delivered by the Lender; and

               (d) Promptly upon any Borrower's or Agent's reasonable request to that effect, deliver to such Borrower or Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

          2.14.7 INCOME TAXES. Borrowers will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to
Section 2.14.4 to Lender for the account of any Lending Office of such Lender:

               (a) If the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 2.14.6 in respect of such Lending Office;

               (b) If such Lender shall have delivered to Borrowers a Form W-8ECI in respect of such Lending Office pursuant to Section 2.14.6 and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI; or

               (c) If such Lender shall have delivered to Borrowers a Form W-8BEN in respect of such Lending Office pursuant to Section 2.14.6, and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN.

          2.14.8 REIMBURSEMENT OF COSTS. If, at any time, any Borrower requests any Lender to deliver any forms or other documentation pursuant to Section 2.14.6(d), then such Borrower shall, on demand of such Lender through Agent, reimburse such Lender for any costs and expenses (including reasonable attorney fees) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

          2.14.9 JURISDICTION. If any Borrower is required to pay additional amounts to any Lender or Agent pursuant to Section 2.14.4, then such Lender shall use its reasonable good faith efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Borrower which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

     2.15 ILLEGALITY.

          2.15.1 LIBOR LOANS. If any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by Lender to the Requesting Borrower, the obligation of such Lender to make LIBOR Loans shall be suspended until such Lender shall have notified the Requesting Borrower that the circumstances giving rise to such determination no longer exists.

          2.15.2 PREPAYMENT. If a Lender shall determine that it is unlawful to maintain any LIBOR Loan, Borrowers shall prepay in full all LIBOR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans, together with any amounts required to be paid in connection therewith pursuant to Section 2.18.

          2.15.3 BASE RATE BORROWING. If any Borrower is required to prepay any LIBOR Loan immediately as provided in Section 2.15.2, then concurrently with such prepayment, such Borrower may borrow, in the amount of such prepayment, a Base Rate Loan.

     2.16 INCREASED COSTS. If any Lender shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any Requirement of Law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then Borrowers shall be liable on a joint and several basis for, and shall from time to time, upon demand therefor by such Lender, pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased costs.

     2.17 INABILITY TO DETERMINE RATES. If any Lender shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBOR applicable for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to Lenders of funding such Loan, Agent will forthwith give notice of such determination to Borrowers and each Lender. Thereafter, the obligation of Lenders to make or maintain LIBOR Loans, as the case may be, hereunder shall be suspended until Agent, upon instruction from Requisite Lenders, revokes such notice in writing. Upon receipt of such notice, Borrowers may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted. If a Borrower does not revoke such notice, Lenders shall make, convert or continue the Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Loans, as the case may be.

     2.18 PREPAYMENT OF LIBOR LOANS. Each Borrower agrees, severally but not jointly, that in the event that such Borrower prepays or is required to prepay any LIBOR Loan by acceleration or otherwise or fails to draw down or convert to a LIBOR Loan after giving notice thereof, it shall reimburse each Lender for its funding losses due to such prepayment or failure to draw. Borrowers and Lenders hereby agree that such funding losses shall consist of the sum of the discounted monthly differences for each month during the applicable or requested Interest Period, calculated as follows for each such month:

               (a) Principal amount of such LIBOR Loan times (number of days between the date of prepayment and the last day in the applicable Interest Period divided by 360), times the applicable Interest Differential, plus

               (b) All actual out-of-pocket expenses (other than those taken into account in the calculation of the Interest Differential) incurred by Lenders and Agent (excluding allocation of any expense internal to Lenders and Agent) and reasonably attributable to such payment, prepayment or failure to draw down or convert as described above; provided that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not a positive number.

SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT AND THE MAKING OF LOANS.

     3.1 CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

          3.1.1 PARTNERSHIP, COMPANY AND CORPORATE DOCUMENTS. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, the following:

               (a) A certified copy of the records of all actions taken by each Loan Party, including all resolutions of each Borrower and resolutions of FSI and each other corporate Loan Party, authorizing or relating to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby;

               (b) A certificate of a Responsible Officer of each Loan Party, stating that (A) the articles or certificate of incorporation, as the case may be, bylaws and any other formation documents of each Loan Party attached to such certificate are true and accurate, remain in full force and effect and have not been amended since the date thereof and (B) each Loan Party is in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of business require such qualification;

               (c) Certificates of incumbency and signature with respect to the authorized representatives of each Loan Party executing this Agreement and the other Loan Documents and requesting Loans; and

               (d) Such other documents relating to each Loan Party as Lenders may reasonably request.

          3.1.2 NOTES. Agent shall have received Notes, in form and substance satisfactory to Lenders, and duly executed and delivered by each Borrower.

          3.1.3 OPINION OF COUNSEL. Agent shall have received an originally executed Opinion of Counsel, in form and substance satisfactory to Lenders, dated as of the Closing Date and addressed to Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel. 3.1.4 Guaranty. Agent shall have received the Guaranty, in form and substance satisfactory to Lenders, duly executed and delivered by each Guarantor.

          3.1.5  SUBORDINATION   AGREEMENTS.   Agent  shall  have  received  the
Subordination Agreements in form and substance satisfactory to Lenders, duly executed and delivered by each Subordinated Lender and the Borrowers.

          3.1.6 INTENTIONALLY OMITTED.

          3.1.7 PLMI LETTER. Agent shall have received the PLMI Letter in form and substance satisfactory to Lenders, duly executed and delivered by PLMI.

          3.1.8 BRINGDOWN CERTIFICATE. Separate certificates, dated as of the Closing Date, of (i) a Responsible Officer of FSI, in its capacity as the sole general partner of EGF VI and EGF VII and as the sole manager of Income Fund I and Acquisub, and (ii) a Responsible Officer of each of the other Loan Parties, to the effect that (i) the representations and warranties of each Borrower and FSI contained in Section 4, and of each Loan Party in each of the other Loan Documents, are true, accurate and complete in all material respects as of the Closing Date as though made on such date and (ii) no Event of Default or Potential Event of Default under this Agreement has occurred.

          3.1.9 MATERIAL ADVERSE EFFECT. No event that has resulted or could result in a Material Adverse Effect shall have occurred since December 31, 2000 (or the date of the most recently delivered audited consolidated financial statements of PLMI, whichever is later), as determined by Agent in its sole discretion.

          3.1.10  OTHER   DOCUMENTS.   Agent  shall  have  received  such  other
documents, information and items from Borrowers and FSI as reasonably requested by Agent.

     3.2 CONDITIONS TO INITIAL ADVANCE. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make the initial Advance is subject to the satisfaction of the following further conditions precedent:

          3.2.1 UCC Termination Statements. Agent shall have received a copy of duly filed Uniform Commercial Code termination statements with respect to the Liens described on Schedule 3.2.1 attached hereto.

          3.2.2 Security Documents (Acquisub). Agent shall have received the Security Agreement (Acquisub) in form and substance satisfactory to Lenders, duly executed and delivered by Acquisub; there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming Acquisub as "debtor" and the Agent as "secured party" (which financing statements shall be in form and substance acceptable to Agent) to perfect the security interest of Agent in the Collateral described in the Security Agreement (Acquisub) entered into by Acquisub, and there shall have been delivered to Agent or executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as Agent deems necessary or advisable to perfect its security interest in such Collateral; and Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that Agent shall have a first priority perfected security interest in such Collateral subject to no other Liens other than Permitted Liens.

          3.2.3 Security Documents (PLMI). Agent shall have received the Security Agreement (PLMI) in form and substance satisfactory to Lenders, duly executed and delivered by PLMI; there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming PLMI as "debtor" and the Agent as "secured party" (which financing statements shall be in form and substance acceptable to Agent) to perfect the security interest of Agent in the Collateral described in the Security Agreement (PLMI) entered into by PLMI, and there shall have been delivered to Agent or executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as Agent deems necessary or advisable to perfect its security interest in such Collateral; and Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that Agent shall have a first priority perfected security interest in such Collateral subject to no other Liens other than Permitted Liens.

          3.2.4 LOCKBOX AGREEMENT. Agent shall have received the Lockbox Agreement in form and substance satisfactory to Lenders, duly executed and delivered by Borrowers.

          3.2.5 OTHER DOCUMENTS. Agent shall have received such other documents, information and items from Borrowers and FSI as reasonably requested by Agent.

     3.3 CONDITIONS TO EACH ADVANCE. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance (including the initial Advance) is subject to the satisfaction of the following further conditions precedent:

          3.3.1 NOTICE OF BORROWING, BORROWING BASE CERTIFICATE, ETC.. At least five (5) Business Days before each Loan hereunder with respect to any financing or refinancing of Equipment by any Borrower, Agent shall have received (a) a Notice of Borrowing, executed by a Responsible Officer of such Borrower, (b) a Borrowing Base Certificate, with appropriate insertions, executed by a Responsible Officer of such Borrower, (c) a Compliance Certificate, with appropriate insertions, executed by a Responsible Officer of such Borrower, (d) a Compliance Certificate, with appropriate insertions, executed by a Responsible Officer of PLMI, (e) a description of the transaction, including (i) a listing of all Equipment against which such Borrower is requesting that a Loan be made, identifying each item of Equipment by serial number, registration number or other identifying mark, as applicable, and indicating whether each such item is owned by such Borrower or a Marine Subsidiary of such Borrower (or jointly by such Borrower and one or more of the other Borrowers) or by an Owner Trustee for the benefit of such Borrower (or the benefit of such Borrower and one or more of the other Borrowers) (and if the latter, identifying such Owner Trustee and date of any applicable trust or similar agreement), or a nominee entity of which such Borrower or a Marine Subsidiary of such Borrower is the sole beneficiary or direct or indirect owner (or is the beneficiary or direct or indirect owner jointly with one or more of the other Borrowers), (ii) the lessee, the date of the lease and the lease termination date, (iii) lessee financial information, and (iv) the terms of the underlying lease; and (f) other information as may be requested by the Agent to confirm that such Equipment satisfies the criteria for Eligible Inventory.

          3.3.2 INVOICES. At least five (5) Business Days before each Loan hereunder with respect to any financing or refinancing of Equipment by a Borrower, Agent shall have received invoice and such other information related to the purchase of each item of Equipment as Agent shall reasonably request to confirm that the proceeds of the requested Loan will not be used to finance or refinance more than one hundred percent (100.0%) of the Equipment Cost of such Equipment.

          3.3.3 TITLE TO EQUIPMENT. At least five (5) Business Days before each Loan hereunder with respect to any financing or refinancing of Equipment by a Borrower, Agent shall have received such documents and copies of instruments of title as Agent shall reasonably request to confirm that such Equipment meets the requirements of clause (a) of the definition of "Eligible Inventory," free and clear of any Liens or other encumbrances on title (other than Permitted Liens).

          3.3.4 APPROVAL OF LOAN. Approval of such requested Loan by Agent in its sole discretion, after review of the lessee, Equipment, Lease and any other material circumstances relating to the Loan.

          3.3.5 LEASES. Prior to the Funding Date of any such Loan, if available, and in no event later than five (5) Business Days following such Funding Date, Borrower shall have delivered to Agent, on behalf of Lenders, copies of each Lease or schedules thereto or other chattel paper, if any, relating to such Equipment and Eligible Inventory (other than with respect to Railcars and marine containers if such Railcars or marine containers are leased pursuant to a master lease, in which event Borrower shall deliver to Agent the applicable schedule(s) to such master lease), against which the Loan is to be made.

          3.3.6 NO EVENT OF DEFAULT. No event shall have occurred and be continuing or would result from the making of any Loan on such Funding Date which constitutes an Event of Default or Potential Event of Default under this Agreement.

          3.3.7 OFFICER'S CERTIFICATE. Agent shall have received a certificate, dated as of the Funding Date, of a Responsible Officer of FSI, in its capacity as the sole general partner of EGF VI and EGF VII and as the sole manager of Income Fund I, and Acquisub, and of each other Loan Party, to the effect that
(i) all representations and warranties of each Loan Party contained in the Loan Documents are true, accurate and complete in all material respects with the same effect as though such representations and warranties had been made on and as of such Funding Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall be true, accurate and complete in all material respects as of such earlier date), and
(ii) from the perspective of prudent portfolio diversity and management, given the Borrowers' then existing portfolio, such Equipment is of a type, model, age and condition consistent with the investment objectives of the Borrowers.

          3.3.8 OFFICER'S CERTIFICATE - LEASES. Agent shall have received a certificate, dated as of the Funding Date of a Responsible Officer of such Borrower with respect to each Lease relating to an item of Equipment being financed with such Loan to the effect that:

               (a) The Lease constitutes the entire agreement of the parties thereto and no party thereto shall be bound except in accordance therewith;

               (b) No amendments, modifications, supplements or addenda have been made to, or schedules attached to, the Lease except as disclosed in such certificate and the sole original thereof has been delivered to Agent;

               (c) No material default exists under the Lease as of the date of the Loan;

               (d) The Lease constitutes the valid contract of such Borrower and each lessee that is a party to the Lease, and shall at all times be enforceable against each such lessee in accordance with its terms, subject to the limitations on enforceability imposed by bankruptcy and creditors' rights laws and the general principles of equity, and each party thereto has executed the Lease with full power, authority and capacity to contract;

               (e) Such Borrower is the sole record or beneficial lessor (or a record or beneficial lessor jointly with one or more of the other Borrowers) of the Equipment covered by the Lease;

               (f) The lessee is responsible for the payment of all taxes, insurance and similar charges so that all Lease payments will be net to such Borrower (except with respect to Leases covering time charters for marine vessels, railcars and trailers consistent with industry standards for such type of leases);

               (g) Such Borrower has not and will not give or loan to any lessee that is a party to the Lease, directly or indirectly, any unpaid rent or other amount due or to become due under the Lease; and

               (h) No rentals, fees, costs, expenses or charges paid or payable by any lessee under the Lease violate any known statute, rule, regulation, court ruling or other regulation or limitation relating to the maximum fees, costs, expenses or charges permitted in any state in which the Equipment is located or in which the lessee is located, resides or is domiciled, or in which the transaction was consummated, or in any other state which has jurisdiction of the Equipment, Lease or lessee.

          3.3.9 INSURANCE. The insurance required to be maintained by such Borrower pursuant to the Loan Documents shall be in full force and effect.

          3.3.10 OTHER INSTRUMENTS. Agent shall have received such other instruments and documents as it may have reasonably requested from Borrowers in connection with the Loans to be made on such date.

     3.4 CONDITIONS TO EACH ADVANCE TO ACQUISUB. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance to Acquisub (or any Marine Subsidiary or Owner Trustee of Acquisub) (including the initial Advance) is subject to the satisfaction of the following further conditions precedent:

          3.4.1 FINANCING STATEMENTS, ETC. At least five (5) Business Days before each Loan hereunder with respect to the financing or refinancing of Equipment by Acquisub (or any Marine Subsidiary or Owner Trustee of Acquisub),
(i) there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming Acquisub (or if applicable, a Marine Subsidiary or Owner Trustee of Acquisub) as "debtor" and the Agent as "secured party" (or Uniform Commercial Code financing statement amendments, as applicable) (which financing statements or financing statement amendments shall be in form and substance acceptable to the Agent) to perfect the security interest of the Agent in such Equipment and all related Collateral, (ii) there shall have been executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as the Agent deems necessary or advisable to perfect its security interest in such Equipment and all related Collateral, including without limitation, additional security agreements, ship mortgages and chattel mortgages, and (iii) Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that upon the consummation of such financing or refinancing Agent shall have a first priority perfected security interest in such Equipment and all related Collateral subject to no other Liens other than Permitted Liens.

     3.5 CONDITIONS TO EACH ADVANCE TO EGF VI. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance to EGF VI (or any Marine Subsidiary or Owner Trustee of EGF VI) (including the initial Advance except that the closing condition described in Section 3.5.2 shall only apply to subsequent Advances) is subject to the satisfaction of the following further conditions precedent:

          3.5.1 SECURITY AGREEMENT (EGF VI). Agent shall have received the Security Agreement (EGF VI) in form and substance satisfactory to Lenders, duly executed and delivered by EGF VI and describing the Equipment being financed or refinanced on the date of the initial Advance to EGF VI.

          3.5.2 SECURITY AGREEMENT SUPPLEMENT (EGF VI). Agent shall have received a supplement to Schedule A to the Security Agreement (EGF VI) in form and substance satisfactory to Lenders, duly executed and delivered by EGF VI and describing the Equipment being financed or refinanced on the date of each subsequent Advance to EGF VI.

          3.5.3 FINANCING STATEMENTS, ETC. At least five (5) Business Days before each Loan hereunder with respect to the financing or refinancing of Equipment by EGF VI (or any Marine Subsidiary or Owner Trustee of EGF VI), (i) there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming EGF VI (or if applicable, a Marine Subsidiary or Owner Trustee of EGF VI) as "debtor" and the Agent as "secured party" (or Uniform Commercial Code financing statement amendments, as applicable) (which financing statements or financing statement amendments shall be in form and substance acceptable to the Agent) to perfect the security interest of the Agent in such Equipment and all related Collateral, (ii) there shall have been executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as the Agent deems necessary or advisable to perfect its security interest in such Equipment and all related Collateral, including without limitation, additional security agreements, ship mortgages and chattel mortgages, and (iii) Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that upon the consummation of such financing or refinancing Agent shall have a first priority perfected security interest in such Equipment and all related Collateral subject to no other Liens other than Permitted Liens.

     3.6 CONDITIONS TO EACH ADVANCE TO INCOME FUND I. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance to Income Fund I (or any Marine Subsidiary or Owner Trustee of Income Fund I) (including the initial Advance except that the closing condition described in Section 3.6.2 shall only apply to subsequent Advances) is subject to the satisfaction of the following further conditions precedent:

          3.6.1 SECURITY AGREEMENT (INCOME FUND I). Agent shall have received the Security Agreement (Income Fund I) in form and substance satisfactory to Lenders, duly executed and delivered by Income Fund I and describing the Equipment being financed or refinanced on the date of the initial Advance to Income Fund I.

          3.6.2 SECURITY AGREEMENT SUPPLEMENT (INCOME FUND I). Agent shall have received a supplement to Schedule A to the Security Agreement (Income Fund I) in form and substance satisfactory to Lenders, duly executed and delivered by Income Fund I and describing the Equipment being financed or refinanced on the date of each subsequent Advance to Income Fund I.

          3.6.3 FINANCING STATEMENTS, ETC. At least five (5) Business Days before each Loan hereunder with respect to the financing or refinancing of Equipment by Income Fund I (or any Marine Subsidiary or Owner Trustee of Income Fund I), (i) there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming Income Fund I (or if applicable, a Marine Subsidiary or Owner Trustee of Income Fund I) as "debtor" and the Agent as "secured party" (or Uniform Commercial Code financing statement amendments, as applicable) (which financing statements or financing statement amendments shall be in form and substance acceptable to the Agent) to perfect the security interest of the Agent in such Equipment and all related Collateral, (ii) there shall have been executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as the Agent deems necessary or advisable to perfect its security interest in such Equipment and all related Collateral, including without limitation, additional security agreements, ship mortgages and chattel mortgages, and (iii) Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that upon the consummation of such financing or refinancing Agent shall have a first priority perfected security interest in such Equipment and all related Collateral subject to no other Liens other than Permitted Liens.

          3.6.4 KEYPORT CONSENT. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, a duly executed copy of a consent signed by Keyport Life Insurance Company with respect to the Keyport Note Agreement, consenting to the incurrence by Income Fund I of the indebtedness hereunder and the granting by Income Fund I of the liens to Agent pursuant to the Security Agreement (Income Fund I).

     3.7 FURTHER CONDITIONS TO ALL LOANS. Notwithstanding anything to the contrary contained in this Agreement, unless waived in writing by Requisite Lenders, no Lender shall have any obligation hereunder to make any Advance if any of the following events shall occur:

          3.7.1 GENERAL PARTNER OR MANAGER. FSI shall have ceased to be the sole general partner of any of EGF VI or EGF VII or the sole manager of Income Fund I or Acquisub, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest or capital contribution in such Borrower.

          3.7.2 REMOVAL OF GENERAL PARTNER OR MANAGER. Twenty five percent (25.0%) or more of the limited partners (measured by such partners' percentage interest) of any Equipment Growth Fund (other than Income Fund I) shall at any time vote to remove FSI as the general partner of such Equipment Growth Fund or a majority in interest of Class A members, as that term is defined in the Income Fund I Operating Agreement, of Income Fund I shall at any time vote to remove FSI as manager of Income Fund I or FSI shall resign or be removed as sole manager of Acquisub, in each case, regardless of whether FSI is actually removed.

          3.7.3  PURCHASER.   Requesting  Borrower,   Acquisub,   FSI  or  their
Subsidiaries shall have ceased to be the purchaser of Eligible Inventory for such Requesting Borrower.

SECTION 4. BORROWERS' AND FSI'S REPRESENTATIONS AND WARRANTIES.

     4.1 GENERAL REPRESENTATIONS AND WARRANTIES. Each Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to each such Borrower and as to itself, hereby warrant and represent to Agent and each Lender as follows, and agree that each of said warranties and representations shall be deemed to continue until full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each borrowing hereunder:

          4.1.1 EXISTENCE AND POWER. Each Borrower is a limited partnership or, in the case of each of Income Fund I and Acquisub, a limited liability company, and FSI is a corporation, each duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and licensed as a foreign corporation, partnership or limited liability company, as applicable, and authorized to do business in each jurisdiction within the United States where its ownership of Property and assets or conduct of business requires such qualification. Each Borrower and FSI has the power and authority, rights and franchises to own their Property and assets and to carry on their businesses as now conducted. Each Borrower and FSI has the power and authority to execute and deliver the Loan Documents (to the extent each is a party thereto) and all other instruments and documents contemplated hereby or thereby.

          4.1.2 LOAN DOCUMENTS AND NOTES AUTHORIZED; BINDING OBLIGATIONS. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which any Borrower is a party and delivery and payment of such Borrower's respective Notes have been duly authorized by all necessary and proper action on the part of such Borrower. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which FSI is a party have been duly authorized by all necessary and proper corporate action on the part of FSI. The Loan Documents constitute legally valid and binding obligations of each Borrower and FSI, as the case may be, enforceable against each Borrower and FSI, to the extent any one of them is a party thereto, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

          4.1.3 NO CONFLICT; LEGAL COMPLIANCE. The execution, delivery and performance of this Agreement and each of the other Loan Documents, the execution, delivery and payment of the Notes, the incurrence of Indebtedness hereunder, and the granting of the Liens in the Collateral will not: (a) (i) contravene any provision of FSI's certificate of incorporation or bylaws; or
(ii) contravene any provision of any Borrowers' Limited Partnership Agreements or, in the case of each of Income Fund I and Acquisub, its respective Operating Agreement, or other formation or organization document; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, which contravention, conflict or violation, in the aggregate, may have a Material Adverse Effect; or (c) violate or result in the breach of, or constitute a default under (i) the Existing Note and Loan Agreements or (ii) any other indenture or other loan or credit agreement, or other agreement or instrument which are, in the aggregate, material and to which any Borrower or FSI is a party or by which any Borrower, FSI or their Property and assets may be bound or affected. Neither any Borrower nor FSI is in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which any one of them is a party, the non-compliance with, the violation or breach of or the default under which would, with reasonable likelihood, have a Material Adverse Effect.

          4.1.4 FINANCIAL CONDITION. Each Borrower's and PLMI's audited consolidated financial statements as of December 31, 2000 copies of which heretofore have been delivered to Agent by such Borrower and PLMI, respectively, and all other financial statements and other data submitted in writing by any Borrower and PLMI to Agent or any Lender in connection with the request for credit granted by this Agreement, are true, accurate and complete in all material respects, and said financial statements and other data fairly present the consolidated financial condition of such Borrower and PLMI, as of the date thereof, and have been prepared in accordance with GAAP, subject to fiscal year-end audit adjustments. There has been no material adverse change in the business, properties or assets, operations, prospects, profitability or financial or other condition of any Borrower or PLMI since December 31, 2000 (or the date of the most recently delivered audited consolidated financial statements of such Borrower or PLMI, whichever is later).

          4.1.5 EXECUTIVE OFFICES. The current location of each Borrower's and FSI's chief executive offices and principal places of business is set forth on
Schedule 4.1.5.

          4.1.6 LITIGATION. Except as disclosed on Schedule 4.1.6, there are no claims, actions, suits, proceedings or other litigation pending or, to the best of each Borrower's and FSI's knowledge, after due inquiry, threatened against any Borrower, FSI or any of FSI's Subsidiaries, at law or in equity before any Governmental Authority or, to the best of each Borrower's and FSI's knowledge, after due inquiry, any investigation by any Governmental Authority of any Borrower's or FSI's or any of FSI's Subsidiaries' affairs, Properties or assets which would, with reasonable likelihood, if adversely determined, have a Material Adverse Effect. Other than any liability incident to the litigation or proceedings disclosed on Schedule 4.1.6, neither any Borrower, nor FSI nor any of FSI's Subsidiaries has any Contingent Obligations which are not provided for or disclosed in the financial statements delivered to Agent pursuant to Sections
4.1.4 and 5.1.

          4.1.7 MATERIAL CONTRACTS. Schedule 4.1.7 lists all currently effective loan agreements and other contracts and agreements (whether written or oral) to which each Borrower is a party (other than leases of equipment except for Leases of Equipment financed or refinanced hereunder) and which (i) could involve the payment or receipt by such Borrower after the date of this Agreement of more than $250,000 or (ii) otherwise materially affect the business, operations or financial condition of any Borrower (the "Material Contracts"). Except as disclosed on Schedule 4.1.7, there are no material defaults under any such Material Contract by any Borrower, to the best of each Borrower's knowledge, by any other party to any such Material Contract. Each Borrower has delivered to Agent true and correct copies of all such contracts or agreements (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof).

          4.1.8 CONSENTS AND APPROVALS. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of any Borrower or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which such Borrower is a party or by which such Borrower is bound, is required to be obtained by such Borrower in order to make or consummate the transactions contemplated under the Loan Documents. Except as set forth in Schedule 4.1.8, all consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by any Borrower, FSI or any of FSI's Subsidiaries in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

          4.1.9 OTHER AGREEMENTS. Neither any Borrower, FSI nor any of FSI's Subsidiaries is a party to or is bound by any agreement, contract, lease, license or instrument, or is subject to any restriction under its respective charter or formation documents, which has, or is likely in the foreseeable future to have, a Material Adverse Effect. Neither any Borrower nor FSI has entered into and, as of the Closing Date does not contemplate entering into, any material agreement or contract with any Affiliate of any Borrower or FSI on terms that are less favorable to such Borrower or FSI than those that might be obtained at the time from Persons who are not such Affiliates.

          4.1.10 EMPLOYMENT AND LABOR AGREEMENTS. There are no collective bargaining agreements or other labor agreements covering any employees of any Borrower, FSI or any of FSI's Subsidiaries.

          4.1.11 ERISA. No Borrower has an Employee Benefit Plan subject to ERISA. All Pension Plans of FSI and any of FSI's Subsidiaries that are intended to be qualified under Section 401(a) of the Code have been determined by the IRS to be qualified or FSI or any of FSI's Subsidiaries will obtain such determination prior to instituting such a Pension Plan. All Pension Plans existing as of the date hereof continue to be so qualified. No "reportable event" (as defined in Section 4043 of ERISA) has occurred and is continuing with respect to any Pension Plan for which the thirty-day notice requirement may not be waived other than those of which the appropriate Governmental Authority has been notified. All Employee Benefit Plans of FSI or any of FSI's Subsidiaries have been operated in all material respects in accordance with their terms and applicable law, including ERISA, and no "prohibited transaction" (as defined in ERISA and the Code) that would result in any material liability to FSI or any of FSI's Subsidiaries has occurred with respect to any such Employee Benefit Plan.

          4.1.12 LABOR MATTERS. There are no strikes or other labor disputes against any Borrower, FSI or any of FSI's Subsidiaries or, to the best of each Borrower's and FSI's knowledge, after due inquiry, threatened against any Borrower, FSI or any of FSI's Subsidiaries, which would, with reasonable likelihood, have a Material Adverse Effect. All payments due from any Borrower or FSI on account of employee health and welfare insurance which would, with reasonable likelihood, have a Material Adverse Effect if not paid have been paid or, if not due, accrued as a liability on the books of such Borrower or FSI.

          4.1.13 MARGIN REGULATIONS. Neither any Borrower nor FSI owns any "margin security", as that term is defined in Regulation U of the Federal Reserve Board, and the proceeds of the Loans under this Agreement will be used only for the purposes contemplated hereunder. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U and X. Neither any Borrower nor FSI will take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

          4.1.14 TAXES. All federal, state, local and foreign tax returns, reports and statements required to be filed by any Borrower, FSI and, to the best of each Borrower's and FSI's knowledge, after due inquiry, by any of FSI's Subsidiaries have been filed with the appropriate Governmental Authorities where failure to file would, with reasonable likelihood, have a Material Adverse Effect, and all material Charges and other impositions shown thereon to be due and payable by any Borrower, FSI or such Subsidiary have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or such Borrower, FSI or such Subsidiary is contesting its liability therefore in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided to Agent pursuant to
Section 5.1. Each Borrower, FSI and, to the best of each Borrower's and FSI's knowledge, after due inquiry, each of FSI's Subsidiaries has paid when due and payable all material Charges upon the books of any Borrower, FSI or such Subsidiary and no Government Authority has asserted any Lien against any Borrower, FSI or any of FSI's Subsidiaries with respect to unpaid Charges. Proper and accurate amounts have been withheld by each Borrower, FSI and, to the best of each Borrower's and FSI's knowledge, after due inquiry, each of FSI's Subsidiaries from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

          4.1.15 ENVIRONMENTAL QUALITY.

               (a) Except as specifically disclosed in Schedule 4.1.15, the on-going operations of each Borrower, FSI and each of FSI's Subsidiaries comply in all material respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $250,000 in the aggregate.

               (b) Except as specifically disclosed in Schedule 4.1.15, each Borrower, FSI and each of FSI's Subsidiaries has obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary course operations, all such Environmental Permits are in good standing, and each Borrower, FSI and each of FSI's Subsidiaries is in compliance with all material terms and conditions of such Environmental Permits.

               (c) Except as specifically disclosed in Schedule 4.1.15, neither any Borrower, FSI or any of FSI's Subsidiaries nor any of their respective present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

               (d) Except as specifically disclosed in Schedule 4.1.15, there are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of any Borrower, FSI or any of FSI's Subsidiaries that would reasonably be expected to give rise to Environmental Claims with a potential liability of any Borrower, FSI or any of FSI's Subsidiaries in excess of $250,000 in the aggregate for any such condition, circumstance or Property.

          4.1.16 TRADEMARKS, PATENTS, COPYRIGHTS, FRANCHISES AND LICENSES. Each Borrower and FSI and, to the best of their knowledge, after due inquiry, each of FSI's Subsidiaries possess and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of their business as now operated.

          4.1.17 FULL DISCLOSURE. As of the Closing Date, no information contained in this Agreement, the other Loan Documents or any other documents or written materials furnished by or on behalf of any Borrower or FSI to Agent or any Lender pursuant to the terms of this Agreement or any of the other Loan Documents contains any untrue or inaccurate statement of a material fact or omits to state a material fact necessary to make the statement contained herein or therein not misleading in light of the circumstances under which made.

          4.1.18  OTHER  REGULATIONS.  Neither  any  Borrower  nor FSI is: (a) a
"public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act or (b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The making of the Loans hereunder and the application of the proceeds and repayment thereof by each Borrower and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of the Investment Company Act or the Public Utility Holding Company Act, or any rule, regulation or order issued by the SEC thereunder.

          4.1.19 SOLVENCY. Each Borrower and FSI are Solvent.

     4.2 REPRESENTATIONS AND WARRANTIES AT TIME OF FIRST ADVANCE. At the time any Borrower makes a request for an initial borrowing hereunder, each such Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to each such Borrower and as to itself, hereby warrant and represent to Agent and each Lender as follows, and agree that each of said warranties and representations shall be deemed to continue until full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each additional borrowing hereunder:

          4.2.1 POWER AND AUTHORITY. Each Borrower and FSI has the power and authority to perform the terms of the Loan Documents (to the extent each is a party thereto) and all other instruments and documents contemplated hereby or thereby.

          4.2.2 NO CONFLICT. The performance of this Agreement, and each of the other Loan Documents and the payment of the Notes will not violate or result in the breach of, or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument which are, in the aggregate, material and to which any Borrower or FSI is a party or by which any Borrower, FSI or their Property and assets may be bound or affected.

          4.2.3 CONSENTS AND APPROVALS. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of any Borrower or FSI or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which such Borrower, FSI or any of FSI's Subsidiaries is a party or by which such Borrower, FSI or any such Subsidiary is bound, is required to be obtained by any such Borrower, FSI or any such Subsidiary in order to make or consummate the transactions contemplated under the Loan Documents.

     4.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. So long as any of the Commitments shall be available and until payment and performance in full of the Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

SECTION 5. BORROWERS' AND FSI'S AFFIRMATIVE COVENANTS.

     Each Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to each Borrower and as to itself (and, where applicable, PLMI) covenant and agree that, so long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, each Borrower and FSI shall do or cause to have done all of the following:

     5.1 RECORDS AND REPORTS. Maintain, and cause each of FSI's Subsidiaries to maintain, a system of accounting administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and deliver to Agent or cause to be delivered to Agent:

          5.1.1 QUARTERLY STATEMENTS. As soon as practicable and in any event within forty-five (45) days after the end of each quarterly accounting period of each Borrower (other than Acquisub), FSI and PLMI, except with respect to the final fiscal quarter of each fiscal year, consolidated and consolidating balance sheets of FSI and PLMI and a consolidated balance sheet of each Borrower (other than Acquisub) as at the end of such period and the related consolidated (and, as to statements of income only for FSI, consolidating) statements of income and stockholders' or members' equity of each Borrower (other than Acquisub) and FSI and the related consolidated statements of income, stockholders' or members' equity and cash flows of PLMI (and, as to statements of income only, consolidating) for such quarterly accounting period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous year, all in reasonable detail and certified by a Responsible Officer of each Borrower, FSI and PLMI that they (i) are complete and fairly present the financial condition of such Borrower, FSI and PLMI as at the dates indicated and the results of their operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of such Borrower, FSI and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent and (iii) have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustment;

          5.1.2 ANNUAL STATEMENTS. As soon as practicable and in any event within ninety (90) days after the end of each fiscal year of each Borrower (other than Acquisub) and PLMI, consolidated and consolidating balance sheets of PLMI and a consolidated balance sheet of each Borrower (other than Acquisub) as at the end of such year and the related consolidated (and, as to statements of income only for PLMI, consolidating) statements of income, stockholders' or members' equity and cash flows of each Borrower (other than Acquisub), if applicable, and PLMI for such fiscal year, setting forth in each case, in comparative form the consolidated figures for the previous year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of an independent public accountant of recognized national standing selected by each such Borrower and PLMI and satisfactory to Agent, which report shall contain an opinion which is not qualified in any manner or which otherwise is satisfactory to Requisite Lenders, in their sole discretion, and (ii) in the case of such consolidating financial statements, certified by a Responsible Officer of PLMI;

          5.1.3 BORROWING BASE CERTIFICATE. As soon as practicable, and in any event not later than thirty (30) days after the end of each calendar month in which a Loan has been, or is, outstanding, a Borrowing Base Certificate dated as of the last day of such month, duly executed by a Responsible Officer of each Borrower or of the general partner or manager thereof, with appropriate insertions;

          5.1.4 COMPLIANCE CERTIFICATE. As soon as practicable, and in any event not later than forty-five (45) days after the end of each fiscal quarter of each Borrower (other than Acquisub), except with respect to the final fiscal quarter of each fiscal year, in which case as soon as practicable and in any event within ninety (90) days after the end of such fiscal quarter, a Compliance Certificate dated as of the last day of such fiscal quarter, and executed by a Responsible Officer of such Borrower, with appropriate insertions;

          5.1.5 REPORTS. At Agent's request, promptly upon receipt thereof, copies of all reports submitted to each Borrower, FSI or PLMI by independent public accountants in connection with each annual, interim or special audit of the financial statements of such Borrower, FSI or PLMI made by such accountants;

          5.1.6 INSURANCE REPORTS. (i) On the date six months after the Closing Date and thereafter upon Agent's reasonable request, which request will not be made more than once during any calendar year (unless an Event of Default shall have occurred and be continuing, in which event such limitation shall not apply), a report from each Borrower's insurance broker, in such detail as Agent may reasonably request, as to the insurance maintained or caused to be maintained by each Borrower pursuant to this Agreement, demonstrating compliance with the requirements hereof and thereof, and (ii) as soon as possible and in no event later than fifteen (15) days prior to the expiration date of any insurance policy of any Borrower, a written confirmation that such policy is in process of renewal and is not terminated or subject to a notice of non-renewal from such Borrower's insurance broker; provided, however, that such Borrower shall give Agent prompt written notice if changes affecting risk coverage will be made to such policy or if the policy will be canceled;

          5.1.7 CERTIFICATE OF RESPONSIBLE OFFICER. Promptly upon any officer of any Borrower or FSI obtaining knowledge (a) of any condition or event which constitutes an Event of Default or Potential Event of Default under this Agreement, (b) that any Person has given any notice to any Borrower, FSI, TEC, or PLMI or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.1.2, (c) of the institution of any litigation or of the receipt of written notice from any Governmental Authority as to the commencement of any formal investigation involving an alleged or asserted liability of Acquisub of any amount and of any Borrower other than Acquisub, FSI, TEC, or PLMI equal to or greater than $500,000 or any adverse judgment in any litigation involving a potential liability of Acquisub of any amount and of any Borrower other than Acquisub, FSI, TEC, or PLMI equal to or greater than $500,000, or (d) of a material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of any Borrower, FSI, TEC, or PLMI, a certificate of a Responsible Officer of any Borrower or FSI, as applicable, specifying the notice given or action taken by such Person and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition and what action such Borrower, FSI, TEC, or PLMI has taken, is taking and proposes to take with respect thereto;

          5.1.8 EMPLOYEE BENEFIT PLANS. Promptly upon becoming aware of the occurrence of any (a) Termination Event in connection with any Pension Plan or
(b) "prohibited transaction" (as such term is defined in ERISA and the Code) in connection with any Employee Benefit Plan or any trust created thereunder, a written notice specifying the nature thereof, what action any Borrower or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the IRS or the PBGC with respect thereto;

          5.1.9 ERISA NOTICES. With reasonable promptness, copies of (a) all notices received by any Borrower, FSI, any of FSI's Subsidiaries or any of their ERISA Affiliates of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (b) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Borrower, FSI, any of FSI's Subsidiaries or any of their ERISA Affiliates with the IRS with respect to each Pension Plan covering employees of any Borrower, FSI or any of FSI's Subsidiaries, and (c) all notices received by any Borrower, FSI, any of FSI's Subsidiaries or any of their ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to
Section 4202 of ERISA;

          5.1.10 PENSION PLANS. Promptly upon receipt by any Borrower, FSI or any of FSI's Subsidiaries, any challenge by the IRS to the qualification under
Section 401 or 501 of the Code of any Pension Plan;

          5.1.11 SEC REPORTS. As soon as available and in no event later than five (5) days after the same shall have been filed with the SEC, a copy of each Form 8-K Current Report, Form 10-K Annual Report, Form 10-Q Quarterly Report, Annual Report to Shareholders, Proxy Statement and Registration Statement of any Borrower and PLMI;

          5.1.12 TAX RETURNS. Upon the request of Agent, copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by or on behalf of any Borrower, FSI, TEC and PLMI; and

          5.1.13 ADDITIONAL INFORMATION. Such other information respecting the condition or operations, financial or otherwise, of any Borrower and PLMI and its Subsidiaries as Agent or any Lender may from time to time reasonably request, and such information regarding the lessees under Leases as any Borrower from time to time receives or Agent or any Lender reasonably requests.

         All financial statements of Borrowers, FSI and PLMI to be delivered by any Borrower and FSI to Agent pursuant to this Section 5.1 will be complete and correct and present fairly the financial condition of each Borrower, FSI and PLMI as of the date thereof; will disclose all liabilities of each Borrower, FSI and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with GAAP. All tax returns submitted to Agent by Borrowers and FSI will, to the best of each Borrower's and FSI's knowledge, after due inquiry, be true and correct. Each Borrower and FSI hereby agree that each time any one of them submits a financial statement or tax return to Agent, such Borrower and FSI shall be deemed to represent and warrant to Lenders that such financial statement or tax return complies with all of the preceding requirements set forth in this paragraph.

     5.2 EXISTENCE; COMPLIANCE WITH LAW. Each Borrower and FSI shall preserve and maintain, and FSI shall cause each of FSI's Subsidiaries to preserve and maintain, their existence and all of their licenses, permits, governmental approvals, rights, privileges and franchises necessary or desirable in the normal conduct of their businesses as now conducted or presently proposed to be conducted (including, without limitation, their qualification to do business in each jurisdiction in which such qualification is necessary or desirable in view of its business); conduct, and cause each of FSI's Subsidiaries and any Owner Trustee to conduct, its business in an orderly and regular manner; and comply, and cause each of FSI's Subsidiaries, and any Owner Trustee, to comply, with (a) as to any Borrower, its Limited Partnership Agreement, Operating Agreement, articles of incorporation and bylaws, and other organizational documents, as applicable, and as to FSI and each of its Subsidiaries, the provisions of its respective certificate or articles of incorporation, as applicable, and bylaws and (b) the requirements of all applicable laws, rules, regulations or orders of any Governmental Authority and requirements for the maintenance of any Borrower's, FSI's or such Subsidiary's insurance, licenses, permits, governmental approvals, rights, privileges and franchises, except, in either case, to the extent that the failure to comply therewith would not, in the aggregate, with reasonable likelihood, have a Material Adverse Effect.

     5.3 INSURANCE. Each Borrower and FSI shall maintain and keep in force, and cause each of FSI's Subsidiaries to maintain and keep in force, insurance of the types and in amounts then customarily carried in lines of business similar to that of Borrowers, FSI or any of FSI's Subsidiaries as the case may be, including, but not limited to, fire, extended coverage, public liability, property damage, environmental hazard and workers' compensation, in each case carried with financially sound Persons and in amounts satisfactory to Requisite Lenders (subject to commercial reasonableness as to each type of insurance); provided, however, that the types and amounts of insurance shall not provide any less coverage for any Borrower than provided as of the Closing Date by the existing blanket policies of insurance for PLMI and its Subsidiaries. All policies of property insurance shall carry endorsements naming Agent as principal loss payee as to any property owned by Borrowers and financed by Lenders and all policies of liability insurance shall carry endorsements naming Agent and each Lender as an additional insured, and in each case indicating that
(a) any loss thereunder shall be payable to Agent or Lenders, as the case may be, notwithstanding any action, inaction or breach of representation or warranty by any Borrower or FSI; (b) there shall be no recourse against any Lender for payment of premiums or other amounts with respect thereto, and (c) at least fifteen (15) days' prior written notice of cancellation, lapse or material change in coverage shall be given to Agent by the insurer.

     5.4 TAXES AND OTHER LIABILITIES. Promptly pay and discharge and cause each of FSI's Subsidiaries, promptly to pay and discharge all material Charges when due and payable, except (a) such as may be paid thereafter without penalty or
(b) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. Each Borrower and FSI shall promptly notify Agent of any material challenge, contest or proceeding pending by or against any Borrower or FSI or against PLMI or any of its other Subsidiaries before any taxing authority.

     5.5 INSPECTION RIGHTS; ASSISTANCE. At any reasonable time and from time to time during normal business hours, permit Agent or any Lender or any agent, representative or employee thereof, to examine and make copies of and abstracts from the financial records and books of account of each Borrower, FSI or any of FSI's Subsidiaries, and other documents in the possession or under the control of any Borrower, FSI or any of FSI's Subsidiaries, including relating to any obligation of any Borrower or FSI arising under or contemplated by this Agreement and to visit the offices of any Borrower or FSI to discuss the affairs, finances and accounts of any Borrower or FSI with any of the officers of any Borrower or FSI, and, upon reasonable notice and during normal business hours (unless an Event of Default or Potential Event of Default shall have occurred and be continuing, in which event no notice is required), to conduct audits of and appraise the Equipment. Such audits and appraisals shall be subject to the lessee's right to quiet enjoyment as set forth in the respective Lease.

     5.6 MAINTENANCE OF FACILITIES; MODIFICATIONS; PERFORMANCE OF LEASES.

          5.6.1 MAINTENANCE OF FACILITIES. Each Borrower and FSI shall keep and cause each of FSI's Subsidiaries to keep, all of their respective Properties which are useful or necessary to such Borrower's, FSI's or such Subsidiary's business, in good repair and condition, normal wear and tear excepted, and from time to time make, and cause each such Subsidiary to make necessary repairs thereto, and renewals and replacements thereof so that each Borrower's, FSI's or such Subsidiary's Properties shall be fully and efficiently preserved and maintained.

          5.6.2 CERTAIN MODIFICATIONS TO THE EQUIPMENT. Subject to Section 5.6.1, each Borrower and FSI shall promptly make, or cause to be made, all modifications, additions and adjustments to the Eligible Inventory as may from time to time be required by any Governmental Authority having jurisdiction over the operation, safety or use thereof.

          5.6.3 PERFORMANCE OF LEASES. Borrower shall timely perform in all material respects each of its covenants and obligations under the Leases to which it is a party.

     5.7 SUPPLEMENTAL DISCLOSURE. From time to time as may be necessary (in the event that such information is not otherwise delivered by Borrowers or FSI to Agent or Lenders pursuant to this Agreement), so long as there are Obligations outstanding hereunder, disclose to Agent in writing any material matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described by any Borrower or FSI in this Agreement or any of the other Loan Documents (including all Schedules and Exhibits hereto or thereto) or which is necessary to correct any information set forth or described by Borrowers or FSI hereunder or thereunder or in connection herewith which has been rendered inaccurate thereby.

     5.8 FURTHER ASSURANCES.

          5.8.1 In addition to the obligations and documents which this Agreement expressly requires Borrowers or FSI to execute, deliver and perform, each Borrower or FSI shall execute, deliver and perform, and shall cause FSI's Subsidiaries to execute, deliver and perform, any and all further acts or documents which Agent or Lenders may reasonably require to effectuate the purposes of this Agreement or any of the other Loan Documents.

          5.8.2 Without  limiting  Section  5.8.1,  promptly upon request by the
Agent or the Requisite Lenders, each Borrower and FSI shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Requisite Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively, the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other document executed in connection therewith. Upon a Potential Event of Default or an Event of Default, each of the Borrowers and FSI hereby authorizes the Agent, in such jurisdictions where such action is authorized by law, to effect any such recordations, filings or registrations of financing statements and other instruments and documents without the signature of such Borrower or FSI thereto.

     5.9 LOCKBOX. Each Borrower shall, unless otherwise directed in writing by Agent, cause all remittances made by the obligor under any Lease to be made to a lock box (the "Lockbox") maintained with Imperial Bank pursuant to the Lockbox Agreement. Unless otherwise directed by Agent in writing, all invoices and other instructions submitted by any Borrower to the obligor relating to Lease payments shall designate the Lockbox as the place to which such payments shall be made.

     5.10 ENVIRONMENTAL LAWS. Each Borrower and FSI shall, and FSI shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its Property in material compliance with all Environmental Laws.

     5.11 EQUIPMENT PURCHASE AGREEMENT. Acquisub shall, upon the request of Agent, which request may be made with respect to any Loan made to Acquisub on or after the date which is one hundred twenty (120) days after the Funding Date of such Loan, deliver to Agent an Equipment Purchase Agreement with respect to the Equipment against which such Loan was made.

     5.12 OPERATING RELATIONSHIP. On or prior to the Closing Date, the Borrowers will transfer all of their primary depositary and operating accounts which are currently maintained with First Union National Bank to Imperial Bank, and thereafter shall maintain all of their primary depositary and operating accounts with Imperial Bank. In addition, (i) as soon as practicable after the Closing Date, and provided that Imperial Bank offers comparable services, the Borrowers will transfer all of their depositary and operating accounts which are currently maintained with Sanwa Bank to Imperial Bank, and thereafter shall maintain all such accounts with Imperial Bank, and (ii) commencing on the Closing Date, the Borrowers will maintain on deposit with PFF non-interest bearing demand deposit balances of not less than $300,000. All deposit balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies therein shall be charged directly to the Borrowers on a monthly basis.

SECTION 6. BORROWER'S AND FSI'S NEGATIVE COVENANTS.

     So long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, each Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to such Borrower and to itself, covenants and agrees as follows:

     6.1 LIENS; NEGATIVE PLEDGES; AND ENCUMBRANCES. No Borrower shall create, incur, assume or suffer to exist, or shall permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) to create, incur, assume or suffer to exist, and FSI shall not permit any of its Subsidiaries (including, without limitation, TEC) to create, incur, assume or suffer to exist, any Lien of any nature upon or with respect to any of their respective Property, whether now or hereafter owned, leased or acquired, except (collectively, the "Permitted Liens"):

          6.1.1 Existing Liens disclosed on Schedule 6.1, provided that the obligations secured thereby are not increased;

          6.1.2 Liens for Charges if payment shall not at the time be required to be made in accordance with Section 5.4;

          6.1.3 Liens in respect of pledges, obligations or deposits (a) under workers' compensation laws, unemployment insurance and other types of social security or similar legislation, (b) in connection with surety, appeal and similar bonds incidental to the conduct of litigation, (c) in connection with bid, performance or similar bonds and mechanics', laborers' and materialmen's and similar statutory Liens not then delinquent, or (d) incidental to the conduct of the business of such Borrower, any Marine Subsidiary of such Borrower, or any Owner Trustee or any of FSI's Subsidiaries and which were not incurred in connection with the borrowing of money or the obtaining of advances or credit; provided that the Liens permitted by this Section 6.1.3 do not in the aggregate materially detract from the value of any assets or property of or materially impair the use thereof in the operation of the business of such Borrower, any Owner Trustee or any of FSI's Subsidiaries; and provided further that the adverse determination of any claim or liability, contingent or otherwise, secured by any of such Liens would not either individually or in the aggregate, with reasonable likelihood, have a Material Adverse Effect;

          6.1.4 Permitted Rights of Others; and

          6.1.5 Liens granted in favor of Agent on behalf of Lenders pursuant to the Security Documents.

     6.2 ACQUISITIONS. No Borrower shall, or shall permit any Marine Subsidiary of such Borrower to, and FSI shall not permit TEC to, make any Acquisition or enter into any agreement to make any Acquisition, other than with respect to the purchase of Equipment in the ordinary course of business and the formation or acquisition of a Marine Subsidiary.

     6.3 LIMITATIONS ON INDEBTEDNESS. No Borrower shall create, incur, assume or suffer to exist, nor permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) to create, incur, assume or suffer to exist, and FSI shall not permit any of its Subsidiaries (including, without limitation, TEC) to create, incur, assume or suffer to exist, any Indebtedness or Contingent Obligation; provided, however, that this Section 6.3 shall not be deemed to prohibit:

          6.3.1 The Obligations to Lenders and Agent arising hereunder and under the other Loan Documents;

          6.3.2  Existing   Indebtedness   disclosed  on  Schedule   6.3(a)  and
anticipated Indebtedness disclosed on Schedule 6.3(b);

          6.3.3 Indebtedness of any Subsidiary of FSI (other than Acquisub), provided that such Indebtedness is non-recourse as to FSI and TEC;

          6.3.4 The acquisition of goods, supplies or merchandise on normal trade credit;

          6.3.5 The endorsement of negotiable instruments received in the ordinary course of any Borrower's business as presently conducted;

          6.3.6 With the prior written consent of Agent, Indebtedness incurred in respect of the deferred purchase price for an item of Eligible Inventory to be financed with the proceeds of a Loan hereunder, but only to the extent that the incurrence of such Indebtedness is customary in the industry with respect to the purchase of this type of equipment (provided that such Indebtedness shall only be permitted under this Section 6.3.6 if, taking into account the incurrence of such Indebtedness, the Borrower incurring such Indebtedness shall not be in violation of any of the financial covenants set forth in Section 7 if measured as of the date of incurrence as determined by GAAP); and

          6.3.7 Any Guaranty Obligations of any Borrower in the form of performance guaranties undertaken on behalf of a Marine Subsidiary of such Borrower in favor of the charter party in connection with the leasing of a marine vessel on a time charter.

     6.4 USE OF PROCEEDS. No Borrower shall, and FSI shall not, nor shall any Borrower or FSI permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) to, use the proceeds of any Loan except for the purpose set forth in Section 2.1.3, and, except as set forth in Section 2.1.3, no Borrower shall, and FSI shall not, nor shall any Borrower or FSI permit any such Marine Subsidiary or such Owner Trustee to, use the proceeds to repay any loans or advances made by any other Person.

     6.5 DISPOSITION OF ASSETS. No Borrower shall, and FSI shall not, nor shall any Borrower or FSI permit any Marine Subsidiary of such Borrower or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) to, sell, assign or otherwise dispose of, any of its or their respective assets, except for full, fair and reasonable consideration, or enter or permit any Marine Subsidiary or Owner Trustee to enter into any sale and leaseback agreement covering any of its or their respective fixed or capital assets.

     6.6 RESTRICTION ON FUNDAMENTAL CHANGES. No Borrower shall, and FSI shall not, nor shall any Borrower or FSI permit any Marine Subsidiary of such Borrower to, enter into any transaction of merger, consolidation or recapitalization, directly or indirectly, whether by operation of law or otherwise, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, Property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, Property or assets of, or stock or other evidence of beneficial ownership of, any Person, except
(a) for the formation of Marine Subsidiaries and the sale and transfer of all of its ownership interest (whether stock or otherwise) in any Marine Subsidiary to an Equipment Growth Fund, (b) the acquisition or resale of Equipment in the ordinary course of business (for the purposes of this Section 6.6, with respect to any Borrower and any Marine Subsidiary of such Borrower, ordinary course of business shall refer to the business of the Equipment Growth Funds and all Marine Subsidiaries, collectively), and (c) any Subsidiary of FSI (other than Acquisub) may be merged or consolidated with or into FSI or any wholly-owned Subsidiary of FSI, or be liquidated, wound up or dissolved, or all or substantially all of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to, FSI or any wholly-owned Subsidiary of FSI; provided that, in the case of such a merger or consolidation, FSI or such wholly-owned Subsidiary shall be the continuing or surviving corporation.

     6.7 TRANSACTIONS WITH AFFILIATES. No Borrower shall, or shall permit any Marine Subsidiary of such Borrower to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates on terms that are less favorable to such Borrower or such Marine Subsidiary than those that might be obtained at the time from Persons who are not such Affiliates.

     6.8 NO LOANS TO AFFILIATES. No Borrower shall make any loans to any of its Affiliates other than to its Marine Subsidiaries.

     6.9 NO INVESTMENT. No Borrower shall make or suffer to exist, or permit or suffer any of its Marine Subsidiaries to make or suffer to exist, any Investment except as permitted by Section 6.8, the sharing arrangements with respect to Equipment which are shared with Equipment Growth Funds, and equipment owned jointly with USPE's.

     6.10 MAINTENANCE OF BUSINESS. No Borrower shall, and FSI shall not permit any of its existing Subsidiaries to, engage in any business materially different than the business currently engaged in by such Person. Without limiting the foregoing, Acquisub shall not engage in any business other than the purchase of transportation equipment and the operation, leasing, remarketing and resale of such equipment.

     6.11 NO MODIFICATION TO LEASES. No Borrower shall modify or agree to modify any material term of any Lease of Equipment financed or refinanced hereunder to which it is a party without the written consent of Agent, which consent will not be unreasonably withheld. For purposes of this Section 6.11, material Lease terms shall include, without limitation, terms relating to lease payments, maturity and the amount and scope of the lessee's insurance coverage.

     6.12 NO SUBSIDIARIES. No Borrower shall create any Subsidiaries except Marine Subsidiaries.

     6.13 NO DISTRIBUTIONS. No Borrower shall make, pay or set apart any funds for the payment of distribution to its shareholders, partners or members if such distribution would cause or result in an Event of Default or Potential Event of Default. In addition, Acquisub shall not declare or make any distribution of assets, properties, cash, rights, obligations or securities on account of any of its membership interests, or purchase, redeem or otherwise acquire for value any of its membership interests or any warrants, rights or options to acquire such membership interests, now or hereafter outstanding; except that Acquisub may,
(a) following the resale of any item of Eligible Inventory to PLMI, any Equipment Growth Fund or any third party and after having repaid in full the Loan advanced by Lender to finance or refinance such Eligible Inventory, distribute the remaining proceeds of such resale to FSI and (b) no more frequently than monthly and in no event prior to such time as Acquisub shall have made payment in full of all interest on the Loans funded hereunder accrued through the last day of the previous calendar month, Acquisub may distribute its net profits (revenues less interest and operating expenses) to FSI.

     6.14 EVENTS OF DEFAULT. No Borrower shall, and FSI shall not, take or omit to take any action, which act or omission would, with the lapse of time, or otherwise constitute (a) a default, event of default or Event of Default under any of the Loan Documents or (b) a default or an event of default under any other material agreement, contract, lease, license, mortgage, deed of trust or instrument to which either is a party or by which either or any of their Properties or assets is bound, which default or event of default would, with reasonable likelihood, have a Material Adverse Effect.

     6.15 ERISA.

          6.15.1 Acquisub shall not incur any obligation to contribute to a Pension Plan required by a collective bargaining agreement or as a consequence of the acquisition of an ERISA Affiliate, unless (i) Acquisub shall notify Agent in writing that it intends to incur such obligation and (ii) after Agent's receipt of such notice, Requisite Lenders consent to the establishment or maintenance of, or Acquisub's incurring an obligation to contribute to, the Pension Plan, which consent may not unreasonably be withheld but may be subject to such reasonable conditions as Requisite Lenders may require.

          6.15.2 If any Borrower or FSI or any of their ERISA Affiliates incurs any obligation to contribute to any Pension Plan, then such Borrower or FSI, as the case may be, shall not (a) terminate, or permit such ERISA Affiliate to terminate, any Pension Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect or (b) make or permit such ERISA Affiliate to make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect.

     6.16 NO USE OF ANY LENDER'S NAME. No Borrower shall, and FSI shall not, use or authorize others to use any Lender's name or marks in any publication or medium, including, without limitation, any prospectus, without such Lender's advance written authorization.

     6.17 CERTAIN ACCOUNTING CHANGES. No Borrower shall change its fiscal year end from December 31, nor make any change in its accounting treatment and reporting practices except as permitted by GAAP; provided, however, that should any Borrower change its accounting treatment or reporting practices in a way that would cause a change in the calculation, or in the results of a calculation, of any of the financial covenants set forth in Section 7, below, then such Borrower shall continue to calculate such covenants as if such accounting treatment or reporting practice had not been changed unless otherwise agreed to by Requisite Lenders.

     6.18 AMENDMENTS OF LIMITED PARTNERSHIP AGREEMENT OR OPERATING AGREEMENT. No Borrower shall permit, or cause to occur, any amendment, modification or supplement of or to any of the terms or provisions of such Borrower's Limited Partnership Agreement or, in the case of each of Income Fund I and Acquisub, its respective Operating Agreement, which amendment, modification or supplement would affect, limit or otherwise impair such Borrower's ability to pay the Obligations or perform its obligations under this Agreement or any of the other Loan Documents.

SECTION 7. FINANCIAL COVENANTS OF EQUIPMENT GROWTH FUNDS.

     Each Equipment Growth Fund, severally, as to itself, but not jointly as to the other Equipment Growth Funds, covenants and agrees that, so long as the Commitments hereunder shall be available, and until full, complete and indefeasible payment and performance of the Obligations, including, without limitation, all Loans evidenced by the Notes, unless Requisite Lenders shall otherwise consent in writing, the Equipment Growth Funds shall perform the following financial covenants. Each Equipment Growth Fund agrees and understands that (except as expressly provided herein) all covenants under this Section 7 shall be subject to quarterly compliance and compliance as of the date of any request for a Loan pursuant to Section 3.3.1 (as measured on the last day of each fiscal quarter of such Equipment Growth Fund, or as of the date of any request for a Loan pursuant to Section 3.3.1), and in each case review by Lenders of the respective fiscal quarter's consolidated financial statements delivered to Agent by each Equipment Growth Fund pursuant to Section 5.1; provided, however, that the following financial covenants shall apply only as to those Equipment Growth Funds requesting a Loan or as to which a Loan remains outstanding.

     7.1 MINIMUM OPERATING CASH FLOW COVERAGE RATIO. Each Equipment Growth Fund shall maintain an Operating Cash Flow Coverage Ratio of not less than 1.50:1.0.

     7.2 MINIMUM TOTAL CASH FLOW COVERAGE RATIO. Each Equipment Growth Fund shall maintain a Total Cash Flow Coverage Ratio of not less than 1.00:1.0.

     7.3 MAXIMUM LEVERAGE RATIO. Each Equipment Growth Fund shall maintain a Leverage Ratio of not more than 1.50:1.0.

     7.4 CASH BALANCES. The Equipment Growth Funds shall maintain aggregate unrestricted cash balances of not less than $3,750,000.

SECTION 8. EVENTS OF DEFAULT AND REMEDIES.

     8.1 EVENTS OF DEFAULT. As to any Borrower, the occurrence of any one or more of the following shall constitute an Event of Default for each such Borrower individually:

          8.1.1 FAILURE TO MAKE PAYMENTS. Such Borrower, any Marine Subsidiary of such Borrower or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) fails to pay any sum due to Lenders or Agent arising under this Agreement, the Note of such Borrower or any of the other Loan Documents when and as the same shall become due and payable, whether by acceleration or otherwise and such failure shall not have been cured to Lenders' satisfaction within five (5) calendar days; or

          8.1.2 OTHER AGREEMENTS. (a) Such Borrower, any Marine Subsidiary of such Borrower, FSI, TEC, Acquisub or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) defaults in the repayment of any principal of or the payment of any interest on any Indebtedness of such Borrower, any such Marine Subsidiary, FSI, TEC, Acquisub or any such Owner Trustee, respectively, or breaches any term of any evidence of such Indebtedness or defaults in any payment in respect of any Contingent Obligation (excluding, as to FSI, any Contingent Obligation of FSI arising solely as a result of FSI's status as a general partner of any Person other than such Borrower), in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, or such Borrower, any Marine Subsidiary, FSI, TEC, Acquisub or any Owner Trustee breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto if the effect of such breach is to permit acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement and such failure shall not have been cured within the applicable cure period, or there is an acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement; or (b) PLMI defaults in the repayment of any principal of or the payment of any interest on any Indebtedness or defaults in any payment in respect of any Contingent Obligation, in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, or PLMI breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto with the result that such Indebtedness or Contingent Obligation becomes or is caused to become then due and payable in its entirety, whether by acceleration of otherwise; or

          8.1.3 BREACH OF COVENANTS. Such Borrower or FSI fails or neglects to perform, keep or observe any of the covenants contained in Sections 2.1.3, 5.2, 5.3, 5.9, 5.11, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, 6.12,
6.13, 6.17 or 6.18, or any of the financial covenants contained in Section 7 of this Agreement; or

          8.1.4 BREACH OF REPRESENTATIONS OR WARRANTIES. Any representation or warranty made by or on behalf of such Borrower or FSI in this Agreement or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made; or

          8.1.5 FAILURE TO CURE. Except as provided in Sections 8.1.1 and 8.1.3, such Borrower, FSI, any Marine Subsidiary of such Borrower, or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) fails or neglects to perform, keep or observe any covenant or provision of this Agreement or of any of the other Loan Documents or any other document or agreement executed by such Borrower, FSI, any Marine Subsidiary of such Borrower, or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) in connection therewith, and the same has not been cured to Requisite Lenders' satisfaction within thirty (30) calendar days after such Borrower, FSI, such Marine Subsidiary of such Borrower, or such Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) shall become aware thereof, whether by written notice from Agent or any Lender or otherwise; or

          8.1.6 INSOLVENCY. Such Borrower, any Marine Subsidiary of such Borrower, Acquisub, any other Borrower (but only for so long as Obligations of such other Borrower remain or Commitments to such other Borrower are available under this Agreement), FSI, TEC, PLMI or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) or any other guarantor of any of such Borrower's or FSI's obligations to Lenders shall (a) cease to be Solvent, (b) admit in writing its inability to pay its debts as they mature, (c) make an assignment for the benefit of creditors, (d) apply for or consent to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its Properties or business, or such a receiver, liquidator, custodian or trustee otherwise shall be appointed and shall not be discharged within sixty (60) days after such appointment; or

          8.1.7 BANKRUPTCY PROCEEDINGS. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against such Borrower, any Marine Subsidiary of such Borrower, Acquisub, any other Borrower (but only for so long as Obligations of such other Borrower remain or Commitments to such other Borrower are available under this Agreement), FSI, TEC, PLMI or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) or any other guarantor of any of such Borrower's or FSI's obligations to Lenders or any order, judgment or decree shall be entered against such Borrower, any Marine Subsidiary of such Borrower, Acquisub, any other Borrower (but only for so long as Obligations of such other Borrower remain or Commitments to such other Borrower are available under this Agreement), FSI, TEC, PLMI or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) or any other guarantor of any of such Borrower's or FSI's obligations to Lenders decreeing its dissolution or division; provided, however, with respect to an involuntary petition in bankruptcy, such petition shall not have been dismissed within sixty (60) days after the filing of such petition; or

          8.1.8 MATERIAL ADVERSE EFFECT. There shall have been a change in the assets, liabilities, financial condition, operations, affairs or prospects of such Borrower, any Marine Subsidiary of such Borrower, Acquisub, FSI, TEC, PLMI or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) or any other guarantor of any of such Borrower's or FSI's obligations to Lenders which, in the reasonable determination of Requisite Lenders has, either individually or in the aggregate, had a Material Adverse Effect; or

          8.1.9 JUDGMENTS, WRITS AND ATTACHMENTS. There shall be a money judgment, writ or warrant of attachment or similar process entered or filed against such Borrower, any Marine Subsidiary of such Borrower, Acquisub, FSI, TEC or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) which (net of insurance coverage) remains unvacated, unbonded, unstayed or unpaid or undischarged for more than sixty (60) days (whether or not consecutive) or in any event later than five (5) calendar days prior to the date of any proposed sale thereunder, which, together with all such other unvacated, unbonded, unstayed, unpaid and undischarged judgments or attachments against such Borrower or any Marine Subsidiary of such Borrower exceeds in the aggregate $1,000,000; against Acquisub or any Marine Subsidiary of Acquisub in any amount; against FSI exceeds in the aggregate $500,000; against TEC exceeds in the aggregate $500,000; or against any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) exceeds in the aggregate $1,000,000; or against any combination of the foregoing Persons exceeds in the aggregate $1,000,000; or

          8.1.10 LEGAL OBLIGATIONS. Any of the Loan Documents shall for any reason other than the full, complete and indefeasible satisfaction of the Obligations thereunder cease to be, or be asserted by such Borrower, Acquisub, FSI, any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers), or any other Loan Party (other than a Borrower) not to be, a legal, valid and binding obligation of such Borrower, Acquisub, FSI, such Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers), or such other Loan Party, respectively, enforceable against such Person in accordance with its terms; or

          8.1.11 CHANGE OF GENERAL PARTNER OR MANAGER. FSI shall cease to be the sole general partner or the sole manager of such Borrower, as applicable, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest or capital contribution in such Borrower; or Acquisub shall cease to be a wholly-owned Subsidiary of FSI, or TEC shall cease to be a wholly-owned Subsidiary of FSI, or FSI shall cease to be a wholly-owned Subsidiary of PLMI; or

          8.1.12 PLMI CHANGE OF CONTROL. There occurs any Change of Control; or

          8.1.13 CHANGE OF PURCHASER. Requesting Borrower, Acquisub, FSI or their Subsidiaries shall cease to be the purchaser of Eligible Inventory for such Requesting Borrower; or

          8.1.14 CRIMINAL PROCEEDINGS. A criminal proceeding shall have been filed in any court naming any Borrower, FSI or any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers) as a defendant for which forfeiture is a potential penalty under applicable federal or state law which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect; or

          8.1.15 ACTION BY GOVERNMENTAL AUTHORITY. Any Governmental Authority enters a decree, order or ruling ("Government Action") which will materially and adversely affect any Borrower's, any Marine Subsidiary of such Borrower's, FSI's, TEC's, Acquisub's or PLMI's financial condition, operations or ability to perform or pay such party's obligations arising under this Agreement or any instrument or agreement executed pursuant to the terms of this Agreement or which will similarly affect any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers). Such Borrower or FSI shall have thirty (30) days from the earlier of the date (a) Borrower or FSI, as applicable, first discovers it is the subject of Government Action or (b) a Lender or any agency gives notice of Government Action to take such steps as are necessary to obtain relief from the Government Action. For the purpose of this paragraph, "relief from Government Action" means to discharge or to obtain a dismissal of or release or relief from (i) any Government Action so that the affected party or parties do not incur (A) any monetary liability in the case of Acquisub or any Marine Subsidiary of Acquisub, (B) monetary liability of more than $1,000,000 in the case of any other Borrower or any Marine Subsidiary of such other Borrower, (C) monetary liability of more than $500,000 in the case of FSI, (D) monetary liability of more than $500,000 in the case of TEC, (E) monetary liability of more than $1,000,000 in the case of PLMI, or (F) monetary liability of more than $1,000,000, in the aggregate, in the case of any combination of the foregoing Persons, or (ii) any disqualification of or other limitation on the operation of any Borrower, any Marine Subsidiary of such Borrower, FSI, TEC, Acquisub and PLMI, or any of them, which in the reasonable determination of Requisite Lenders may have a Material Adverse Effect; or

          8.1.16 GOVERNMENTAL DECREES. Any Governmental Authority, including, without limitation, the SEC, shall enter a decree, order or ruling prohibiting the Equipment Growth Funds from releasing or paying to FSI any funds in the form of management fees, profits or otherwise which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect; or

          8.1.17 COLLATERAL.

               (i) (A) Any material provision of any Security Document shall for any reason cease to be valid and binding on or enforceable in any material respect against any Loan Party or (B) any Loan Party shall state that any material provision of any Security Document shall for any reason cease to be valid and binding on or enforceable against such Loan Party in writing or bring an action to limit its obligations or liabilities thereunder; or

               (ii) any Security Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in any portion of the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest with respect to any item of Collateral subject only to Permitted Liens; or

          8.1.18 OTHER LOAN DOCUMENTS. Any Loan Party (other than a Borrower, any Marine Subsidiary, any Owner Trustee, or FSI) shall fail to perform or observe any term, covenant or agreement contained in any Loan Document to which it is a party.

     8.2 WAIVER OF DEFAULT. An Event of Default may be waived only with the written consent of Requisite Lenders, or if expressly provided, of all Lenders. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

     8.3 REMEDIES. Upon the occurrence and during the continuance of any Event of Default or Potential Event of Default, Lenders shall have no further obligation to advance money or extend credit to or for the benefit of the defaulting Borrower or any other Borrower, regardless of whether such Event of Default or Potential Event of Default has occurred with respect to such Borrower or another Borrower.

     In addition, upon the occurrence and during the continuance of an Event of Default, Lenders or Agent, on behalf of Lenders, may, as to such defaulting Borrower, or as to all Borrowers should such Event of Default result from the actions or inactions of FSI, at the option of Requisite Lenders, do any one or more of the following, all of which are hereby authorized by each Borrower and
FSI:

          8.3.1 Declare all or any of the Obligations of such Borrower under this Agreement, the Notes of such Borrower, the other Loan Documents and any other instrument executed by such Borrower pursuant to the Loan Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided that if such Event of Default is under part 8.1.6 or 8.1.7 of Section 8.1, then all of the Obligations of each Borrower shall become immediately due and payable forthwith without the requirement of any notice or other action by Lenders or Agent;

          8.3.2 Terminate this Agreement as to any future liability or obligation of Agent or Lenders as to such Borrower or as to each Borrower if such Event of Default results from the actions, inactions or violation of any covenant of or by FSI (excluding, as to FSI, Events of Default under Section
8.1.2 arising in relation to Contingent Obligation of FSI arising solely as a result of FSI's status as a general partner of any Person other than such Borrower); and

          8.3.3 Exercise in addition to all other rights and remedies granted hereunder, any and all rights and remedies granted under the Loan Documents or otherwise available at law or in equity.

     8.4 SET-OFF.

          8.4.1 During the continuance of an Event of Default, any deposits or other sums credited by or due from any Lender to any Borrower, FSI or any Guarantor (exclusive of deposits in accounts expressly held in the name of third parties or held in trust for benefit of third parties) may be set-off against the Obligations of such Borrower and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising of such Borrower, FSI or any Guarantor to Lenders. Each Lender agrees to notify promptly Borrowers, FSI, Guarantors, and Agent of any such set-off; provided, that the failure to give such notice shall not affect the validity of any such set-off.

          8.4.2 Each Lender agrees that if it shall, whether by right of set-off, banker's lien or similar remedy pursuant to Section 8.4.1, obtain any payment as a result of which the outstanding and unpaid principal portion of the Commitments of such Lender shall be less than such Lender's Pro Rata Share of the outstanding and unpaid principal portion of the aggregate of all Commitments, such Lender receiving such payment shall simultaneously purchase from each other Lender a participation in the Commitments held by such Lenders so that the outstanding and unpaid principal amount of the Commitments and participations in Commitments of such Lender shall be in the same proportion to the unpaid principal amount of the aggregate of all Commitments then outstanding as the unpaid principal amount under the Commitments of such Lender outstanding immediately prior to receipt of such payment was to the unpaid principal amount of the aggregate of all Commitments outstanding immediately prior to such Lender's receipt of such payment; provided, however, that if any such purchase shall be made pursuant to this Section 8.4.2 and the payment giving rise thereto shall thereafter be recovered, such purchase shall be rescinded to the extent of such recovery and the purchase price restored without interest. Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Commitment deemed to have been so purchased may exercise any and all rights of set-off, banker's lien or similar remedy with respect to any and all moneys owing by Borrower to such Lender as fully as if such Lender held a Commitment in the amount of such participation.

     8.5 RIGHTS AND REMEDIES CUMULATIVE. The enumeration of the rights and remedies of Agent and Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by Agent and Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of Agent and Lenders in exercising any right, power or privilege shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default or Potential Event of Default. No course of dealing between any Borrower, FSI, Agent, or any Lender or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the Loan Documents or to constitute a waiver of any Event of Default or Potential Event of Default.

SECTION 9. AGENT.

     9.1 APPOINTMENT. Each of the Lenders hereby irrevocably designates and appoints Imperial Bank as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Imperial Bank as the Agent for such Lender to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against Agent. To the extent any provision of this Agreement permits action by Agent, Agent shall, subject to the provisions of this Section 9, take such action if directed in writing to do so by Requisite Lenders.

     9.2 DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     9.3 EXCULPATORY PROVISIONS. Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Borrower to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the Properties, books or records of any Borrower.

     9.4 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrowers), independent accountants and other experts selected by Agent. Agent may deem and treat the payee of any promissory note issued pursuant to this Agreement as the owner thereof for all purposes unless such promissory note shall have been transferred in accordance with Section
11.10 hereof. Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders.

     9.5 NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Event of Default hereunder unless Agent has received written notice from a Lender or any Borrower referring to this Agreement, describing such Event of Default or Potential Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall promptly give notice thereof to Lenders. The Agent shall take such action with respect to such Event of Default or Potential Event of Default as shall be reasonably directed by Requisite Lenders; provided that unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Potential Event of Default as it shall deem advisable in the best interests of Lenders.

     9.6 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by Agent hereinafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Borrower and FSI and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Borrower and FSI. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Agent hereunder or by the other Loan Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of each Borrower and FSI which may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates. Notwithstanding anything contained in the preceding sentence to the contrary, Agent agrees to promptly provide Lenders with (i) copies of all financial statements, reports and certificates delivered by Borrowers to Agent hereunder, (ii) copies of all notices and other communications deemed by Agent to be material, relating to the transactions contemplated by this Agreement, that are sent or received by Agent, and (iii) any other information, financial or otherwise, deemed by Agent to be material, relating to any Borrower's financial condition or ability to perform its obligations hereunder, furnished to, or obtained by, Agent hereunder.

     9.7 INDEMNIFICATION. Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrowers and without limiting the obligation of Borrowers to do so), ratably according to the respective amounts of their Pro Rata Share of the Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 9.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

     9.8 AGENT IN ITS INDIVIDUAL CAPACITY. Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower or FSI as though Agent were not Agent hereunder. With respect to Advances made or renewed by it, Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" shall include Agent in its individual capacity.

     9.9 RESIGNATION AND APPOINTMENT OF SUCCESSOR AGENT. Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrowers; provided, however, that the retiring Agent shall continue to serve until a successor Agent shall have been selected and approved pursuant to this
Section 9.9. Upon any such notice, Agent shall have the right to appoint a successor Agent; provided, however, that if such successor shall not be a signatory to this Agreement, such appointment shall be subject to the consent of Requisite Lenders. Agent may be replaced by Requisite Lenders, with or without cause; provided, however, that any successor agent shall be subject to Borrowers' consent, which consent shall not be unreasonably withheld. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

SECTION 10. EXPENSES AND INDEMNITIES.

     10.1 EXPENSES. Borrowers and Lenders agree that, as the following costs, expenses, charges and other disbursements benefit each Borrower and as such costs, expenses, charges and other disbursements cannot easily be ratably allocated to the account of any Borrower or Borrowers, each Borrower, unless otherwise specified in this Section 10.1, shall pay, as its Obligation, promptly on demand, and in any event within thirty (30) days of the invoice date therefor, (a) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorneys' fees and allocated expenses of outside counsel and in-house legal staff) incurred by or on behalf of Agent or any Lender in connection with the preparation of the Loan Documents and all amendments and modifications thereof, extensions thereto or substitutions therefor, and all costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender (including, without limitation all reasonable attorney's fees and allocated expenses of outside counsel and in-house legal staff) in connection with the furnishing of opinions of counsel (including, without limitation, any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrowers' performance of and compliance with all agreements and conditions contained herein or in any of the other Loan Documents on its part to be performed or complied with; (b) all other costs, expenses, charges and other disbursements incurred by or on behalf of Agent or any Lender in connection with the negotiation, preparation, execution, administration, continuation and enforcement of the Loan Documents, and the making of the Loans hereunder, including without limitation the cost of UCC searches and filing fees; (c) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorney's fees and allocated expenses of outside counsel and in-house legal staff) incurred by or on behalf of Agent or any Lender in connection with the assignment or attempted assignment to any other Person of all or any portion of any Lender's interest under this Agreement pursuant to Section 11.10; and (d) regardless of the existence of an Event of Default or Potential Event of Default, all legal, appraisal, audit, accounting, consulting or other fees, costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender in connection with any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lenders, Agent, any Borrower or any other Person) seeking to enforce any Obligations of, or collecting any payments due from, any Borrower under this Agreement and the Notes, all of which amounts shall be deemed to be part of the Obligations; provided, however, that Lenders shall be entitled to collect the full amount of such costs, expenses, charges and other disbursements only once. Notwithstanding anything to the contrary contained in this Section 10.1, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, all appraisals of the Eligible Inventory shall be at the expense of Lenders. If an Event of Default or Potential Event of Default shall have occurred and be continuing, such appraisals shall be at the expense of the Requesting Borrower.

     10.2 INDEMNIFICATION. Whether or not the transactions contemplated hereby shall be consummated:

          10.2.1 GENERAL INDEMNITY. Each Borrower, as to itself, and FSI, jointly and severally as to itself and each Borrower, shall pay, indemnify, and hold each Lender, Agent and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrowers and FSI shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

          10.2.2 ENVIRONMENTAL INDEMNITY.

               (a) Each Borrower, to the extent of its pro rata share of ownership of Property involved in any investigation, litigation or proceeding, as set forth below, and FSI hereby jointly and severally agree to indemnify, defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorneys' fees and the allocated cost of in-house counsel and of internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property owned, leased or operated by such Borrower. No action taken by legal counsel chosen by Agent or any Lender in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action shall (except for actions which constitute fraud, willful misconduct, gross negligence or material violations of law) vitiate or in any way impair Borrowers' or FSI's obligation and duty hereunder to indemnify and hold harmless Agent and each Lender. Agent and all Lenders agree to use reasonable efforts to cooperate with Borrowers respecting the defense of any matter indemnified hereunder, except insofar as and to the extent that their respective interests may be adverse to Borrowers' or FSI's interests, in Agent's or such Lender's sole discretion.

               (b) In no event shall any site visit, observation, or testing by Agent or any Lender be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither Borrowers, FSI nor any other Person is entitled to rely on any site visit, observation, or testing by Agent or any Lender. Except as otherwise provided by law, neither Agent nor any Lender owes any duty of care to protect Borrowers, or any one of them, or any other Person against, or to inform Borrowers or any other party of, any Hazardous Materials or any other adverse condition affecting any site or Property. Neither Agent nor any Lender shall be obligated to disclose to Borrowers, FSI or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by Agent or any Lender.

          10.2.3 SURVIVAL; DEFENSE. The obligations in this Section 10.2 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrowers shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of Borrowers, which cost and expense shall be allocated to Borrowers according to such Borrower's pro rata share of ownership of any Property in relation to which such obligations arise. All amounts owing under this Section 10.2 shall be paid within thirty (30) days after written demand.

SECTION 11. MISCELLANEOUS.

     11.1 SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Documents and the making of the Loans hereunder.

     11.2 NO WAIVER BY AGENT OR LENDERS. No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege under this Agreement, the Notes or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     11.3 NOTICES. Except as otherwise provided in this Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, facsimile, telecopy, computer transmission or by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as set forth on the signature pages to this Agreement or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which the same shall have been personally delivered, with receipt acknowledged, or sent by telex, facsimile, telecopy or computer transmission (with appropriate answerback), three (3) Business Days after the same shall have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     11.4 HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     11.5 SEVERABILITY. Whenever possible, each provision of this Agreement, each Note and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, any Note or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

     11.6 ENTIRE AGREEMENT; CONSTRUCTION; AMENDMENTS AND WAIVERS.

          11.6.1 This Agreement, the Notes and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among Borrowers, Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          11.6.2 This Agreement is the result of negotiations between and has been reviewed by each Borrower, FSI, and each Lender executing this Agreement as of the Closing Date and Agent and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrowers, FSI, Lenders or Agent. Borrowers, FSI, Lenders and Agent agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrowers', FSI's any Lender's or Agent's actual intentions.

          11.6.3 No amendment, modification, discharge or waiver of or consent to any departure by any Borrower or FSI from, any provision in this Agreement or any of the other Loan Documents relating to (a) the definition of "Borrowing Base" or "Requisite Lenders," (b) any increase of the amount of any Commitment,
(c) any reduction of principal, interest or fees payable hereunder, (d) any postponement of any date fixed for any payment or prepayment of principal or interest hereunder or (e) this Section 11.6.3 shall be effective without the written consent of all Lenders. Any and all other amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of Requisite Lenders. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower or FSI in any case shall entitle any Borrower or FSI to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this
Section 11.6 shall be binding upon each Lender then party hereto and each subsequent Lender, on Borrower, and on FSI.

     11.7 RELIANCE BY LENDERS. All covenants, agreements, representations and warranties made herein by each Borrower or FSI shall, notwithstanding any investigation by Lenders or Agent, be deemed to be material to and to have been relied upon by Lenders.

     11.8 MARSHALING; PAYMENTS SET ASIDE. Lenders shall be under no obligation to marshal any assets in favor of any Borrower or any other person or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to Lenders or Agent, or Lenders or Agent, on behalf of Lenders, enforce their or its Liens or exercises their or its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under Title 11 of the United States Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

     11.9 NO SET-OFFS BY BORROWERS. All sums payable by Borrowers or FSI pursuant to this Agreement, any Note or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

     11.10 BINDING EFFECT, ASSIGNMENT.

          11.10.1 This Agreement, the Notes and the other Loan Documents shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that no Borrower nor FSI shall assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of each Lender. Each Lender shall have the right in accordance with this Section 11.10 (a) to sell and assign to any Eligible Assignee all or any portion of its interest (provided that any such partial assignment shall not be for a principal amount of less than Five Million Dollars ($5,000,000)) under this Agreement, its respective Notes and the other Loan Documents, subject to the prior written consent of the affected Borrower, which consent shall not be unreasonably withheld, and (b) to grant any participation or other interest herein or therein, except that each potential participant to which a Lender intends to grant any rights under Sections 2.9, 2.10, 5.1 or 10.2 shall be subject to the prior written consent of the affected Borrower, which consent shall not be unreasonably withheld; provided, however, that no such sale, assignment or participation grant shall result in requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law.

          11.10.2 Subject to the limitations of this Section 11.10.2, each Lender may sell and assign, from time to time, all or any portion of its Pro Rata Share of the Commitments to any of its Affiliates or, with the approval of the affected Borrower and FSI (which approval shall not be unreasonably withheld), to any other financial institution acceptable to Agent, subject to the assumption by such assignee of the share of the Commitments so assigned. The assignment to such Affiliate or other financial institution shall be evidenced by an Assignment and Acceptance in the form of Exhibit G ("Assignment and Acceptance") executed by the assignor Lender (hereinafter from time to time referred to as the "Assignor Lender") and such Affiliate or other financial institution (which, upon such assignment shall become a Lender hereunder (hereinafter from time to time referred to as the "Assignee Lender")). The Assignment and Acceptance need not include any of the economic or financial terms upon which such Assignee Lender receives the assignment from the Assignor Lender, and such terms need not be disclosed to or approved by such Borrower or FSI; provided only that such terms do not diminish the obligations undertaken by such Assignee Lender in the Assignment and Acceptance or increase the obligations of Borrowers or FSI under this Agreement. Upon execution of such Assignment and Acceptance, (a) the definition of "Commitments" in Section 1 hereof and the Pro Rata Shares set forth therein shall be deemed to be amended to reflect each Lender's share of the Commitments, after giving effect to the assignment and (b) the Assignee Lender shall, from the effective date of the Assignment And Acceptance, be subject to all of the obligations, and entitled to all of the rights, of a Lender hereunder, except as may be expressly provided to the contrary in the Assignment and Acceptance. To the extent the obligations hereunder of the Assignor Lender are assumed by the Assignee Lender, the Assignor Lender shall be relieved of such obligations. Upon the assignment of any interest by any Assignor Lender pursuant to this Section 11.10.2, such Assignor Lender agrees to supplement Schedule 1.1 to show the date of such assignment, the Assignor Lender, the Assignee Lender, the Assignee Lender's address for notice purposes and the amount of the Commitments so assigned. In connection and as a condition to each assignment hereunder, the Assignor Lender agrees to pay or to cause the Assignee Lender to pay to Agent a processing fee of $3,500; provided that no processing fee shall be charged for any assignment to a Lender or a Lender Affiliate.

          11.10.3 Subject to the limitations of this Section 11.10.3, any Lender may also grant, from time to time, participation interests in the interests of such Lender under this Agreement, the Notes and the other Loan Documents to any other financial institution without notice to, or approval of, any Borrower or FSI. The grant of such a participation interest shall be on such terms as the granting Lender determines are appropriate, provided only that (a) the holder of such participation interest shall not have any of the rights of a Lender under this Agreement except, if the participation agreement expressly provides, rights under Sections 2.9, 2.10, 5.1 and 10.2, and (b) the consent of the holder of such a participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than, if the participation agreement expressly provides, those which (i) increase the monetary amount of any Commitment, (ii) decrease any fee or any other monetary amount payable to Lenders, or (iii) extend the date upon which any monetary amount is payable to Lenders.

     11.11 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto or thereto, delivery of each such counterpart to Agent.

     11.12 EQUITABLE RELIEF. Borrowers and FSI recognize that, in the event any Borrower or FSI fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any Note or any of the other Loan Documents, any remedy at law may prove to be inadequate relief to Lenders or Agent; therefore, Borrowers and FSI agree that Lenders or Agent, if Lenders or Agents so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     11.13 WRITTEN NOTICE OF CLAIMS; CLAIMS BAR. EACH BORROWER AND FSI HEREBY AGREE THAT EACH SHALL GIVE PROMPT WRITTEN NOTICE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY LENDER OR AGENT, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY LENDER OR AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY.

     11.14 WAIVER OF PUNITIVE DAMAGES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EACH BORROWER AND FSI HEREBY AGREE THAT EACH SHALL NOT SEEK FROM LENDERS OR AGENT, UNDER ANY THEORY OF LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY PUNITIVE DAMAGES.

     11.15 RELATIONSHIP OF PARTIES. The relationship between Borrowers and FSI, on the one hand, and Lenders and Agent, on the other, is, and at all time shall remain solely that of a borrower and lenders. Neither Lenders nor Agent shall under any circumstances be construed to be partners or joint venturers of Borrowers or FSI or any of their Affiliates; nor shall Lenders nor Agent under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrowers or FSI or any of their Affiliates, or to owe any fiduciary duty to any Borrower or any of its Affiliates. Lenders and Agent do not undertake or assume any responsibility or duty to Borrowers or FSI or any of their Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform Borrowers or any of their Affiliates of any matter in connection with its or their Property, any collateral held by Agent or any Lender or the operations of Borrowers or FSI or any of their Affiliates. Borrowers and each of their Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender or Agent in connection with such matters is solely for the protection of Lenders and Agent and neither Borrowers nor any Affiliate is entitled to rely thereon.

     11.16 OBLIGATIONS OF EACH BORROWER. Each Borrower and FSI agrees that its liability hereunder shall be the immediate, direct, and primary obligation of such Borrower or FSI, as the case may be, and shall not be contingent upon the Agent's or any Lender's exercise or enforcement of any remedy it may have against any other Borrower, FSI or any other person, or against any collateral or any security for the Obligations. Without limiting the generality of the foregoing, the Obligations shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall such Borrower or FSI be exonerated or discharged by, any of the following events:

          11.16.1 Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of any Borrower or any guarantor of the Obligations of any Borrower;

          11.16.2 Any limitation, discharge, or cessation of the liability of any other Borrower or any guarantor for the Obligations of such other Borrower due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of the documents evidencing the Obligations of such other Borrower or any guaranty of the Obligations of such other Borrower;

          11.16.3 Any merger, acquisition, consolidation or change in structure of any Borrower or any guarantor of the Obligations of any Borrower or any sale, lease, transfer or other disposition of any or all of the assets, shares or interests in or of any Borrower or any guarantor of the Obligations of any Borrower;

          11.16.4 Any assignment or other transfer, in whole or in part, of any Lender's interests in and rights under this Agreement or any of the other Loan Documents, including, without limitation, any assignment or other transfer, in whole or in part, of Lenders' interests in and to any collateral;

          11.16.5 Any claim, defense, counterclaim or setoff, other than that of prior performance, that any Borrower or any guarantor of the Obligations of any Borrower may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Obligations of any Borrower or any collateral;

          11.16.6 Agent's or any Lender's amendment, modification, renewal, extension, cancellation or surrender of any agreement, document or instrument relating to this Agreement, the Obligations of any Borrower or any collateral, or any exchange, release, or waiver of any collateral;

          11.16.7 Agent's or any Lender's exercise or nonexercise of any power, right or remedy with respect to the Obligations of any Borrower or any collateral, including, but not limited to, the compromise, release, settlement or waiver with or of any Borrower or any other person;

          11.16.8 Agent's or any Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Obligations of any Borrower or any collateral; and 11.16.9 Any impairment or invalidity of any collateral or any failure to perfect any of Agent's liens thereon.

     11.17  CO-BORROWER  WAIVERS.  Each Borrower and FSI hereby expressly waives
(a) diligence, presentment, demand for payment and protest affecting any other Borrower's or FSI's liability under the Loan Documents; (b) discharge due to any disability of any Borrower or FSI; (c) any defenses of any other Borrower or FSI to obligations under the Loan Documents not arising under the express terms of the Loan Documents or from a material breach thereof by Agent or any Lender which under applicable law has the effect of discharging any other Borrower from the Obligations of any Borrower as to which this Agreement is sought to be enforced; (d) the benefit of any act or omission by Agent or any Lender which directly or indirectly results in or aids the discharge of any other Borrower from any of the Obligations of any such Borrower by operation of law or otherwise; (e) all notices whatsoever, including, without limitation, notice of acceptance of the incurring of the Obligations of any Borrower; (f) any right it may have to require Agent or any Lender to disclose to it any information that Agent or Lenders may now or hereafter acquire concerning the financial condition or any circumstances that bear on the risk of nonpayment by any other Borrower, including the release of such other Borrower from its Obligations hereunder; (g) any requirement that Agent and Lenders exhaust any right, power or remedy or proceed against any other Borrower or any other security for, or any guarantor of, or any other party liable for, any of the Obligations of any Borrower, or any portion thereof; and (h) without limiting the foregoing, the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850,
2899 and 1432. Each Borrower specifically agrees that it shall not be necessary or required, and Borrowers shall not be entitled to require, that Agent or any Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against any other Borrower for all or any part of the Obligations of any Borrower; (ii) make any effort at collection or enforcement of all or any part of the Obligations of any Borrower from any Borrower; (iii) foreclose against or seek to realize upon any collateral or any other security now or hereafter existing for all or any part of the Obligations of any Borrower; (iv) file suit or proceed to obtain or assert a claim for personal judgment against any Borrower or any guarantor or other party liable for all or any part of the Obligations of any Borrower; (v) exercise or assert any other right or remedy to which Agent or any Lender is or may be entitled in connection with the Obligations of any Borrower or any security or guaranty relating thereto to assert; or (vi) file any claim against assets of one Borrower before or as a condition of enforcing the liability of any other Borrower under this Agreement or the Notes.

     11.18 GOVERNING LAW. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

     11.19 JUDICIAL REFERENCE.

          (b) Other than (a) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (b) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement or the other Loan Documents, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor sections ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement and the other Loan Documents, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the real property, if any, is located or San Francisco County, if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his/her representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection shall take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP ss. 170.6. The referee shall (x) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (y) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety
(90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP ss. 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement or any other Loan Document shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Court is empowered to issue temporary and/or provisional remedies, as appropriate.

          (c) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

          (d) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding that shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

          (e) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, ss. 1280 through ss. 1294.2 of the CCP, as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

     11.20 WAIVER OF JURY TRIAL. WITHOUT LIMITING THE INTENTION OF THE PARTIES THAT THE PROCEDURES SET FORTH IN SECTION 11.19 APPLY TO THE MAXIMUM EXTENT CONTEMPLATED THEREIN, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND FSI, BY EXECUTION HEREOF, AND THE AGENT AND EACH LENDER, BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT AND EACH LENDER TO ACCEPT THIS AGREEMENT AND THE NOTES EXECUTED AND DELIVERED BY EACH BORROWER PURSUANT TO THIS AGREEMENT.

                   WAREHOUSING CREDIT AGREEMENT SIGNATURE PAGE


         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS               PLM EQUIPMENT GROWTH FUND VI

                        BY PLM FINANCIAL SERVICES, INC.,
                        ITS GENERAL PARTNER


                       By     /s/Stephen M. Bess
                         -------------------------------------------------------
                       Stephen M. Bess
                       President and Chief Executive Officer


                       By     /s/Richard K Brock
                         -------------------------------------------------------
                       Richard K Brock
                       Vice President of Finance and Chief Financial Officer


                       PLM EQUIPMENT GROWTH & INCOME FUND VII

                       BY PLM FINANCIAL SERVICES, INC.,
                       ITS GENERAL PARTNER


                       By   /s/Stephen M. Bess
                         -------------------------------------------------------
                       Stephen M. Bess
                       President and Chief Executive Officer


                       By  /s/Richard K Brock
                         -------------------------------------------------------
                       Richard K Brock
                       Vice President of Finance and Chief Financial Officer


                       PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.

                       BY PLM FINANCIAL SERVICES, INC.,
                       ITS MANAGER


                       By     /s/Stephen M. Bess
                         -------------------------------------------------------
                       Stephen M. Bess
                       President and Chief Executive Officer


                       By     /s/Richard K Brock
                         -------------------------------------------------------
                       Richard K Brock
                       Vice President of Finance and Chief Financial Officer


                       ACQUISUB, LLC

                       BY PLM FINANCIAL SERVICES, INC.
                       ITS MANAGER


                        By     /s/Stephen M. Bess
                          ------------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer


                        By     /s/Richard K Brock
                          ------------------------------------------------------
                        Richard K Brock
                        Vice President of Finance and Chief Financial Officer

                        Notice to any Borrower to be sent to:

                        [Insert name of Borrower]
                        c/o PLM Financial Services, Inc.
                        One Market Plaza
                        Steuart Street Tower, Suite 900
                        San Francisco, CA 94105
                        Attention: Richard K Brock
                                   Vice President of Finance
                                   and Chief Financial Officer
                                   Telephone:     415/974-1399
                                   Telecopy:      415/882-0860

                         With a copy to:

                         Acquisub, LLC
                         One Market Plaza
                         Steuart Street Tower, Suite 900
                         San Francisco, CA  94105
                         Attention:     General Counsel
                         Telephone:     415/896-1138
                         Facsimile:     415/882-0860


FSI                      PLM FINANCIAL SERVICES, INC.


                         By       /s/Stephen M. Bess
                            ----------------------------------------------------
                         Stephen M. Bess
                         President and Chief Executive Officer


                         By       /s/Richard K Brock
                           -----------------------------------------------------
                         Richard K Brock
                         Vice President of Finance and Chief Financial Officer

                         Notice to be sent to:

                         PLM Financial Services, Inc.
                         One Market Plaza
                         Steuart Street Tower, Suite 900
                         San Francisco, CA 94105
                         Attention: Richard K Brock
                                    Vice President of Finance
                                    and Chief Financial Officer
                                    Telephone:     415/974-1399
                                    Telecopy:      415/882-0860


AGENT                    IMPERIAL BANK


                         By    /s/Misako Noda
                           -----------------------------------------------------
                         Misako Noda
                         Vice President

                         Notice to be sent to:

                         Imperial Bank
                         275 Battery Street, Suite 1100
                         San Francisco, CA  94111
                         Attention:     Misako Noda, Vice President
                         Telephone:     415/954-5003
                         Facsimile:     415/954-5020


LENDERS                  IMPERIAL BANK


                         By    /a/Misako Noda
                           -----------------------------------------------------
                         Misako Noda
                         Vice President

                         Notice to be sent to:

                         Imperial Bank
                         275 Battery Street, Suite 1100
                         San Francisco, CA  94111
                         Attention:     Misako Noda, Vice President
                         Telephone:     415/954-5003
                         Facsimile:     415/954-5020

                         PFF BANK & TRUST

                         By  /s/Steve Capps
                           -----------------------------------------------------
                         Printed Name: Steve Capps
                         Title: Vice President

                         Notice to be sent to:

                         PFF Bank & Trust
                         9467 Milliken Ave.
                         P.O. Box 2729
                         Rancho Cucamonga, CA  91729-2729
                         Attention: Steve Capps, Vice President
                         Telephone: (714) 960-7837
                         Facsimile: (714) 960-6427

                                   SCHEDULE A

                                  (COMMITMENTS)


                                                                        Pro Rata
Lender                                    Commitment                    Share

Imperial Bank                             $10,000,000                    66-2/3%

PFF Bank & Trust                          $ 5,000,000                    33-1/3%


                               SCHEDULE 3.2.1

                           UCC TERMINATION STATEMENTS


PLM INTERNATIONAL, INC.
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
         Debtor               Jurisdiction                                     Secured Party            File Number         Filing
                                                    Debtor's Address                                                         Date
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Sq Ste #800    Sunamerica Life              9619160557           07/03/96
                         of State               San Francisco, CA         Insurance Company, as
                                                                          Collateral Agent
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Sq Ste #800    MAC Trailer Leasing,         0028460199           10/04/00
                         of State               San Francisco, CA         L.L.C.
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Sq Ste #800    IBM Credit Corporation       9610860583           04/16/96
                         of State               San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Sq Ste #800    Taylor Made Office           9629060626           10/10/96
                         of State               San Francisco, CA         Systems, Inc.
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Sq Ste #800    First Security Bank,         9803560211           01/29/98
                         of State               San Francisco, CA         National Association,
                                                                          as owner trustee under
                                                                          Trust Agreement 12510
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc   California Secretary   One Market Sq Ste #800    IBM Credit Corporation       9906160508           02/19/99
                         of State               San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Sq Ste #800    Norwest Equipment, Inc.      9903360182           02/01/99
                         of State               San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market, Steuart St.   U.S. Bankcorp Leasing &      9901360648           01/06/99
                         of State               Twr., #800                Financial
                                                San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Street, #800   Wells Fargo Equipment        9911260297           04/20/99
                         of State               San Francisco, CA         Finance, Inc.
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   1 Market, Steuart St      Associates Leasing, Inc.     9925860287           09/02/99
                         of State               Twr #800
                                                San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   1 Market, Steuart St      Associates Leasing, Inc.     9926560991           09/20/99
                         of State               Twr
                                                San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Plz, #800      Wells Fargo Equipment        9931960882           11/09/99
                         of State               Steuart Twr               Finance, Inc.
                                                San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market St., # 800     Wells Fargo Equipment        9931960919           11/09/99
                         of State               Steuart Twr               Finance, Inc.
                                                San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM International, Inc.  California Secretary   One Market Steuart Twr    The CIT Group/Equipment      0013360512           05/08/00
                         of State               Ste 800                   Financing, Inc.
                                                San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
     ACQUISUB, LLC
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
       Debtor               Jurisdiction                                     Secured Party            File Number         Filing
                                                      Debtor's Address                                                      Date
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
Tec AcquiSub             California Secretary   One Market Sq Ste #800    Norwest Equipment, Inc.      9903360182           02/01/99
                         of State               San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
TEC AcquiSub             California Secretary   One Market Steuart St     First National Bank of       9621860304           08/02/96
                         of State               Twr Ste 900               North Carolina
                                                San Francisco, CA
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
TEC AcquiSub             California Secretary   One Market Ste 900        First Union National          93143342            07/16/93
                         of State               San Francisco, CA         Bank, as Agent
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------

PLM FINANCIAL SERVICES, INC.
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
         Debtor               Jurisdiction                                     Secured Party            File Number         Filing
                                                    Debtor's Address                                                         Date
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM Financial Services,  California Secretary   One Market Ste 900        Sunamerica Life              9619160619           07/03/96
Inc.                     of State               San Francisco, CA         Insurance Company, as
                                                                          Collateral Agent
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------

PLM INVESTMENT MANAGEMENT, INC.

------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
         Debtor               Jurisdiction                                     Secured Party            File Number         Filing
                                                    Debtor's Address                                                         Date
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------
PLM Investment           California Secretary   One Market Ste 900        Sunamerica Life              9619160592           07/03/96
Management, Inc.         of State               San Francisco, CA         Insurance Company, as
                                                                          Collateral Agent
------------------------ ---------------------- ------------------------- ------------------------- ------------------- ------------

                                 SCHEDULE 4.1.5

               EXECUTIVE OFFICES AND PRINCIPAL PLACES OF BUSINESS


         For each Borrower and FSI: As of the date hereof, One Market, Steuart Street Tower, Suite 800, San Francisco, California 94105. As of May 21, 2001, 120 Montgomery, Suite 1350, San Francisco, California 94104.

                                 SCHEDULE 4.1.6

                                   LITIGATION


         PLMI and various of its wholly owned subsidiaries are defendants in a class action lawsuit filed in January 1997 and which is pending in the United States District Court for the Southern District of Alabama, Southern Division (Civil Action No. 97-0177-BH-C) (the court). The named plaintiffs are six individuals who invested in PLM Equipment Growth Fund IV, PLM Equipment Growth Fund V (Fund V), PLM Equipment Growth Fund VI, and PLM Equipment Growth & Income Fund VII (the Partnerships), each a California limited partnership for which PLMI's wholly owned subsidiary, PLM Financial Services, Inc. (FSI), acts as the General Partner. The complaint asserts causes of action against all defendants for fraud and deceit, suppression, negligent misrepresentation, negligent and intentional breaches of fiduciary duty, unjust enrichment, conversion, and conspiracy. Plaintiffs allege that each defendant owed plaintiffs and the class certain duties due to their status as fiduciaries, financial advisors, agents, and control persons. Based on these duties, plaintiffs assert liability against defendants for improper sales and marketing practices, mismanagement of the Partnerships, and concealing such mismanagement from investors in the Partnerships. Plaintiffs seek unspecified compensatory damages, as well as punitive damages.

         In June 1997, PLMI and the affiliates who are also defendants in the Koch action were named as defendants in another purported class action filed in the San Francisco Superior Court, San Francisco, California, Case No.987062 (the Romei action). The plaintiff is an investor in Fund V, and filed the complaint on her own behalf and on behalf of all class members similarly situated who invested in the Partnerships. The complaint alleges the same facts and the same causes of action as in the Koch action, plus additional causes of action against all of the defendants, including alleged unfair and deceptive practices and violations of state securities law. In July 1997, defendants filed a petition (the petition) in federal district court under the Federal Arbitration Act seeking to compel arbitration of plaintiff's claims. In October 1997, the district court denied PLMI's petition, but in November 1997, agreed to hear PLMI's motion for reconsideration. Prior to reconsidering its order, the district court dismissed the petition pending settlement of the Romei action, as discussed below. The state court action continues to be stayed pending such resolution.

         In February 1999 the parties to the Koch and Romei actions agreed to settle the lawsuits, with no admission of liability by any defendant, and filed a Stipulation of Settlement with the court. The settlement is divided into two parts, a monetary settlement and an equitable settlement. The monetary settlement provides for a settlement and release of all claims against defendants in exchange for payment for the benefit of the class of up to $6.6 million. The final settlement amount will depend on the number of claims filed by class members, the amount of the administrative costs incurred in connection with the settlement, and the amount of attorneys' fees awarded by the court to plaintiffs' attorneys. PLMI will pay up to $0.3 million of the monetary settlement, with the remainder being funded by an insurance policy. For settlement purposes, the monetary settlement class consists of all investors, limited partners, assignees, or unit holders who purchased or received by way of transfer or assignment any units in the Partnerships between May 23, 1989 and August 30, 2000. The monetary settlement, if approved, will go forward regardless of whether the equitable settlement is approved or not.

         The equitable settlement provides, among other things, for: (a) the extension (until January 1, 2007) of the date by which FSI must complete liquidation of the Partnerships' equipment, (b) the extension (until December 31, 2004) of the period during which FSI can reinvest the Partnerships' funds in additional equipment, (c) an increase of up to 20% in the amount of front-end fees (including acquisition and lease negotiation fees) that FSI is entitled to earn in excess of the compensatory limitations set forth in the North American Securities Administrator's Association's Statement of Policy; (d) a one-time repurchase by each of Funds V, VI and VII of up to 10% of that partnership's outstanding units for 80% of net asset value per unit; and (e) the deferral of a portion of the management fees paid to an affiliate of FSI until, if ever, certain performance thresholds have been met by the Partnerships. Subject to final court approval, these proposed changes would be made as amendments to each Partnership's limited partnership agreement if less than 50% of the limited partners of each Partnership vote against such amendments. The equitable settlement also provides for payment of additional attorneys' fees to the plaintiffs' attorneys from Partnership funds in the event, if ever, that certain performance thresholds have been met by the Partnerships. The equitable settlement class consists of all investors, limited partners, assignees or unit holders who on August 30, 2000 held any units in Funds V, VI, and VII, and their assigns and successors in interest.

         The court preliminarily approved the monetary and equitable settlements in August 2000, and information regarding each of the settlements was sent to class members in September 2000. The monetary settlement remains subject to certain conditions, including final approval by the court following a final fairness hearing. The equitable settlement remains subject to certain conditions, including disapproval of the proposed amendments to the partnership agreements by less than 50% of the limited partners in one or more of Funds V, VI, and VII, judicial approval of the proposed amendments and final approval of the equitable settlement by the court following a final fairness hearing. A final fairness hearing was held on November 29, 2000, and the parties await the court's decision. PLMI continues to believe that the allegations of the Koch and Romei actions are completely without merit and intends to continue to defend this matter vigorously if the monetary settlement is not consummated.

                                 SCHEDULE 4.1.7

                               MATERIAL CONTRACTS


The Limited Partnership Agreements and Operating Agreements.

The contracts specified in Exhibit A to the Subordination Agreements.

Note agreement between Allstate Insurance Company and PLM Equipment Growth Fund VI.

Note  agreement  between  The  Equitable  Life  Assurance  Society of the United
States, Fort Dearborn Life Insurance Company, Mutual Trust Life Insurance Company, Pierce National Life Insurance Company, and The Minnesota Mutual Life Insurance Company and PLM Equipment Growth & Income Fund VII.

Note agreement between Keyport Life Insurance Company and Professional Lease Management Income Fund I L.L.C.

Leases of Equipment financed or refinanced under the Credit Agreement.

                                 SCHEDULE 4.1.8

                              CONSENT AND APPROVALS


None.

                                 SCHEDULE 4.1.15

                            ENVIRONMENTAL DISCLOSURES


None.

                                  SCHEDULE 6.1

                                 EXISTING LIENS


None.

                                 SCHEDULE 6.3(A)

                              EXISTING INDEBTEDNESS


Note agreement between Allstate Insurance Company and PLM Equipment Growth Fund VI.

Note  agreement  between  The  Equitable  Life  Assurance  Society of the United
States, Fort Dearborn Life Insurance Company, Mutual Trust Life Insurance Company, Pierce National Life Insurance Company, and The Minnesota Mutual Life Insurance Company and PLM Equipment Growth & Income Fund VII.

Note agreement between Keyport Life Insurance Company and Professional Lease Management Income Fund I L.L.C.

Promissory note executed by EGF VII in favor of PLMI in the principal amount of $5,500,000.

                                 SCHEDULE 6.3(B)

                            ANTICIPATED INDEBTEDNESS


Potential refinancing of Note agreement between Allstate Insurance Company and PLM Equipment Growth Fund VI.